U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 18, 1999

                           ---------------------------

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
---------------                    -----------               -------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                 153 East 53rd Street, New York, New York 10043
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5. Other Events.

On October 18, 1999 Citigroup Inc. reported core income of $2.5 billion for the third quarter ended September 30, 1999, up 236% from $729 million in the comparable 1998 period. Year to date, core income of $7.3 billion, or $2.10 per share, is up 49% over the first nine months of the prior year.

      o Core income per diluted share was $0.70, up 250% from $0.20 in the third quarter of 1998, reflecting revenue growth, expense control and the absence of the severe market conditions experienced in the prior year period.

      o Net income was $2.4 billion for the quarter and $7.2 billion year to date.

      o Return on common equity was 21.9% in the quarter, surpassing the Company's stated goal of a 20% return.

      o Exceptional progress continues to be made in controlling expenses, with the Company reporting an overall revenue to expense ratio of 2.01x in the quarter. Citigroup expects to meet its stated $2 billion annualized expense reduction goal for 1999, and to continue to achieve further efficiencies in 2000.

      o Business revenues rose 32% in the quarter, reflecting momentum across the Company's consumer businesses and a recovery from the severe market conditions that affected the Global Corporate and Investment Bank in the 1998 period.

      o Citigroup's total equity capital and trust securities are nearly $52 billion. The Tier I capital ratio remains strong, at 9.5%.

John S. Reed and Sanford I. Weill, Chairmen and Co-Chief Executive Officers of Citigroup, said, among other things: "Clearly, the diversity of our businesses and our concerted efforts to increase the income generated from recurring and predictable sources, such as the consumer and fee-based businesses, are reducing earnings volatility and positioning the Company for more consistent growth."

"The quarter's results were solid, particularly amidst a challenging trading environment and significant weather-related catastrophes. We demonstrated considerable strength relative to the companies that compete with our various business units and certainly relative to the quarter last year, when economic turmoil exerted such a negative impact on some of our operations."

"Looking ahead," said Reed and Weill, "we are well-positioned to realize the benefits from economic recoveries underway in Japan, Latin America and Asia, since 30% of our earnings are currently generated internationally and our presence in these markets continues to expand. In addition, we are creating yet another platform for earnings growth as we launch various internet initiatives to augment the e-commerce services we already provide to more than 2 million customers worldwide. The potential for this channel is evidenced by the fact that we added nearly 400,000 on-line customers in the third quarter alone."

                                 GLOBAL CONSUMER
 3rd Quarter Core Income: $1.1 Billion, Up 38% from $806 Million in 1998 Period

The Global Consumer business continued to record very solid growth on the strength of a 12% increase in revenues, with expense growth contained to 4.5%, and stable-to-improving credit trends in nearly all markets. During the quarter, e-Citi continued to develop the internet channel, launching several initiatives:
Citi f/i, an internet-based banking system, e-Citi on campus, and bizzed.com, a portal targeted to small businesses. In addition, cross-marketing pilot programs are gaining momentum throughout the consumer business. For example, Salomon Smith Barney Financial Consultants have generated $420 million in Citibank mortgage products to date, and application volume is approaching a $2 billion annualized run rate. A full range of personal lines property casualty products are now offered to credit card customers in 29 states through a pilot program.

      o Banking/Lending income increased 65% to $604 million. Citibanking North America's income benefited from $67 million in fixed expense reductions. CitiFinancial's 118% increase in income reflected receivables growth and improved credit experience. Income from Cards rose 33%, despite competitive pricing pressures, reflecting growth in U.S. bankcards of 11% in receivables and 8% in sales volume, flat operating expenses, and continued improvements in credit costs. Citigroup's U.S. cards business continues to be the market leader in sales volumes and benefits from one of the most favorable operating expense ratios in the industry.

      o International income rose 31% to $270 million on strong revenue growth in all regions. In Asia, improved spreads and volume growth, particularly in Japan, contributed to 26% revenue growth. In Latin America, contributions from acquisitions and improvements in efficiency offset credit deterioration in certain countries. Accounts in the International division grew 11% and deposits increased 13%.

      o Insurance income increased 5% from the 1998 third quarter to $305 million, but declined 16% from the second quarter of 1999, as strong performance from Travelers Life and Annuity and Primerica were offset by lower results from Travelers Property Casualty Personal Lines. TAP's results in the quarter were affected by a $33 million charge related to the curtailing of sales of the SECURE product line, sold through Primerica, as well as $48 million in catastrophe losses primarily related to Hurricane Floyd.

                      GLOBAL CORPORATE AND INVESTMENT BANK
  3rd Quarter Core Income: $1.1 Billion Versus $221 Million loss in 1998 Period

The Global Corporate and Investment Bank experienced a rebound for the quarter from the loss in the 1998 period that resulted from severe global economic turmoil. In comparison with the second quarter of 1999, a healthy customer business at the Global Corporate and Investment Bank and continued stability in Salomon Smith Barney's Private Client business were offset by the impact of a relatively weaker trading environment. SSB continues to scale back its exposure to the Global Arbitrage business, with the balance sheet commitment to this business reduced by over 90% from its peak, to $7 billion of assets at the end of the quarter. The remaining Global Arbitrage operations are being folded into the core fixed income customer business.

The unit achieved several notable distinctions in the quarter. Citibank was named the "Best Global Transaction Services Bank" and "Best Emerging Markets Bank" by Euromoney magazine, and Salomon Smith Barney advanced to second place from fourth last year in Institutional Investor magazine's "All America Research Team" survey. SSB's franchise continues to show positive momentum. In the rankings, SSB maintained the position as the world's second largest underwriter, with over a 10% market share. The Nikko Salomon Smith Barney joint venture, which began operations last March, has attained a number one or two ranking in Japan in equity underwriting, debt underwriting and mergers and acquisitions. In addition, Citibank's long-standing presence in Asia Pacific has been instrumental in enabling SSB to become the number one equity underwriter in the region. SSB's rankings also improved from number eight to number two in international bond underwriting.

Following the close of the quarter, it was announced that SSB played a leading role in the proposed $115 billion acquisition of Sprint Corp. by MCI WorldCom, which stands as the largest announced acquisition to date.

      o Salomon Smith Barney reported core income of $432 million versus a loss in the prior year quarter.

            Comparisons with the second quarter of 1999 reflect a decline in revenue from principal transactions as a result of weaker securities markets, partially offset by record underwriting fees and continued improvement in asset management activities retained in this segment. Annualized gross production per financial consultant remained strong at $465,000, demonstrating the stability of the Private Client business.

      o The Global Corporate Bank reported $461 million in income versus a loss of $2 million in the comparable 1998 period. Income increased 2% from the 1999 second quarter, as lower securities transactions were offset by expense controls and a $73 million lower provision for credit losses resulting from an improved credit outlook in the Emerging Markets.

      o Travelers Property Casualty Commercial Lines' income increased 44% to $255 million, reflecting a $58 million benefit from a legislative change in state workers compensation assessments, as well as favorable prior year development. Net written premiums declined from the prior year period as the company continues to focus on maintaining the profitability of its business.

                 GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
 3rd Quarter Core Income: $155 Million, Up 17% from $133 Million in 1998 Period

Global Investment Management & Private Banking, created to meet the investment and wealth management needs of institutional and individual clients, reported strong growth in core income from Asset Management and improving momentum at the Private Bank.

      o Asset Management income rose 22% to $82 million as a 20% increase in assets under management and a 15% rise in revenues outpaced higher costs associated with the business's continued investments in research, quantitative and technology expertise.

            Aided by cross-selling efforts, institutional client assets rose 24% to $149 billion. The Group's products represented 40% of SSB's retail channel mutual fund sales and 60% of Primerica's U.S. mutual and money fund sales, and sales of Private Client separately managed accounts were up more than 100% from last year. In addition, the Group sold $626 million in mutual and money funds through the Citibank consumer bank in Europe, and $561 million in Japan through the Citibank consumer bank and non-proprietary channels.

      o Improving revenues in Private Banking, led by the U.S., resulted in an 11% increase in income to $73 million. Client account balances under management rose 22% from the year ago period to $128 billion.

                    CORPORATE/OTHER AND INVESTMENT ACTIVITIES

            The loss from Corporate/Other of $162 million for the quarter was 82% greater than the prior year period as a result of higher treasury costs at the parent company and certain Year 2000 remediation costs. Income from Investment Activities rose 94% to $194 million, reflecting gains in the Company's venture capital business.

                                      # # #

Forward-Looking Statements

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; the earnings impact of recent acquisitions; and the timely implementation of restructuring programs and the ability of the Company generally to achieve anticipated levels of operational efficiencies and expense savings related to recent transactions or otherwise. Readers also are directed to other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.

                                      # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.

Citigroup Segment Income                                    Third Quarter                %       Nine Months                    %
(In Millions of Dollars)                                    1999          1998      Change       1999          1998        Change
Global Consumer
    Citibanking North America                            $   111       $    25         344    $   292       $    89           228
    Mortgage Banking                                          61            57           7        174           157            11
    Cards                                                    297           223          33        847           515            64
    CitiFinancial                                            135            62         118        284           159            79
  Banking/Lending                                            604           367          65      1,597           920            74

    Travelers Life & Annuity                                 168           123          37        488           369            32
    Primerica Financial Services                             114            99          15        337           297            13
    Personal Lines (A)                                        23            68         (66)       185           231           (20)
  Insurance                                                  305           290           5      1,010           897            13

Total North America                                          909           657          38      2,607         1,817            43

    Europe, Middle East, & Africa                             98            64          53        237           166            43
    Asia Pacific                                             117           100          17        325           267            22
    Latin America                                             55            42          31        145           122            19
Total International                                          270           206          31        707           555            27

e-Citi                                                       (51)          (33)        (55)      (130)          (99)          (31)
Other                                                        (13)          (24)         46        (62)          (34)          (82)

Total Global Consumer                                      1,115           806          38      3,122         2,239            39

Global Corporate and Investment Bank
Salomon Smith Barney                                         432          (396)        209      1,690           395           328
    Emerging Markets                                         308             7          NM        925           511            81
    Global Relationship Banking                              153            (9)         NM        510           388            31
Total Global Corporate Bank                                  461            (2)         NM      1,435           899            60
Commercial Lines (A)                                         255           177          44        645           522            24
Total Global Corporate and Investment Bank                 1,148          (221)        619      3,770         1,816           108

Global Investment Management and Private Banking
SSB Citi Asset Management Group                               82            67          22        246           204            21
Global Private Bank                                           73            66          11        203           189             7
Total Global Investment Management and Private Banking       155           133          17        449           393            14

Corporate/Other                                             (162)          (89)        (82)      (446)         (327)          (36)

Business Income                                            2,256           629         259      6,895         4,121            67

Investment Activities                                        194           100          94        447           818           (45)

Core Income                                                2,450           729         236      7,342         4,939            49

Restructuring-Related Items -- After Tax (B)                 (15)           --          NM         30           191           (84)
Cumulative Effect of Accounting Changes (C)                   --            --          --       (127)           --            NM

Net Income                                               $ 2,435       $   729         234    $ 7,245       $ 5,130            41

(A) In the aggregate, these represent Citigroup's share of Travelers Property Casualty Corp. results.
(B) The restructuring-related items in the third quarter of 1999 include $31 million of severance, $25 million of accelerated depreciation, and a $41 million credit for the reversal of prior charges; and in the 1999 nine month period includes $31 million of severance, $105 million of accelerated depreciation, and a $166 million credit for the reversal of prior charges. In the 1998 nine month period, includes a $191 million credit for the reversal of prior charges.
(C) Refers to adoption of Statement of Position "SOP" 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" of ($135) million; adoption of SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.
NM    Not meaningful.

                                      # # #
                                                                 citigroup[LOGO]

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT

             Citigroup, the most global financial services company, provides some 100 million consumers, corporations, governments and institutions in 100 countries with a broad range of financial products and services.

------------------------------------------------------------------------------------------------------------------------------------

(in millions, except per share amounts)       1Q           2Q           3Q           4Q           1Q           2Q           3Q
                                             1998         1998         1998         1998         1999         1999         1999
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
Core Income                                $   2,161    $   2,049    $     729    $   1,403    $   2,415    $   2,477    $   2,450
Restructuring / Merger Items                      --          191           --         (726)          74          (29)         (15)
Cumulative Effect of Accounting Changes           --           --           --           --         (127)          --           --

                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net Income                                 $   2,161    $   2,240    $     729    $     677    $   2,362    $   2,448    $   2,435
                                           =========    =========    =========    =========    =========    =========    =========

Basic Earnings Per Share:
Core Income                                $    0.62    $    0.59    $    0.20    $    0.41    $    0.71    $    0.73    $    0.72
                                           =========    =========    =========    =========    =========    =========    =========
Net Income                                 $    0.62    $    0.65    $    0.20    $    0.19    $    0.70    $    0.72    $    0.72
                                           =========    =========    =========    =========    =========    =========    =========

Weighted average common shares
  applicable to Basic EPS                    3,365.0      3,366.0      3,372.5      3,350.1      3,340.2      3,332.7      3,332.0
                                           =========    =========    =========    =========    =========    =========    =========

Preferred Dividends - Basic                $      63    $      58    $      50    $      45    $      40    $      38    $      38
                                           =========    =========    =========    =========    =========    =========    =========

Diluted Earnings Per Share:
Core Income                                $    0.60    $    0.57    $    0.20    $    0.40    $    0.69    $    0.71    $    0.70
                                           =========    =========    =========    =========    =========    =========    =========
Net Income                                 $    0.60    $    0.63    $    0.20    $    0.19    $    0.68    $    0.70    $    0.70
                                           =========    =========    =========    =========    =========    =========    =========

Adjusted weighted average common shares
  applicable to Diluted EPS                  3,492.9      3,496.4      3,481.1      3,435.5      3,440.0      3,450.3      3,440.2
                                           =========    =========    =========    =========    =========    =========    =========

Preferred Dividends - Diluted              $      57    $      52    $      44    $      39    $      37    $      35    $      34
                                           =========    =========    =========    =========    =========    =========    =========

Common Shares Outstanding, at period end     3,421.2      3,420.8      3,413.3      3,387.0      3,380.3      3,376.7      3,366.8
                                           =========    =========    =========    =========    =========    =========    =========

Tier 1 Capital Ratio                            8.38%        8.46%        8.69%        8.68%        8.86%        9.37%        9.50%*
                                           =========    =========    =========    =========    =========    =========    =========
Total Capital Ratio                            10.97%       11.00%       11.28%       11.43%       11.56%       12.12%       12.30%*
                                           =========    =========    =========    =========    =========    =========    =========
Leverage Ratio                                  5.67%        5.65%        5.73%        6.03%        6.24%        6.38%        6.60%*
                                           =========    =========    =========    =========    =========    =========    =========

Total Assets, at period end (in billions)  $   738.8    $   750.8    $   701.3    $   668.6    $   690.6    $   689.6    $   688.5*
                                           =========    =========    =========    =========    =========    =========    =========
Stockholders' Equity, at period end
  (in billions)                            $    42.8    $    43.9    $    43.1    $    42.7    $    44.0    $    45.2    $    46.7*
                                           =========    =========    =========    =========    =========    =========    =========
Stockholders' Equity and Trust Securities,
  at period end (in billions)              $    46.4    $    47.7    $    46.9    $    47.0    $    48.9    $    50.2    $    51.6*
                                           =========    =========    =========    =========    =========    =========    =========

Book Value Per Share, at period end        $   11.63    $   12.04    $   11.95    $   11.91    $   12.38    $   12.77    $   13.26*
                                           =========    =========    =========    =========    =========    =========    =========

Return on Common Equity (Net Income)            22.0%        21.8%         6.6%         6.2%        23.0%        22.8%        21.8%*
                                           =========    =========    =========    =========    =========    =========    =========
Return on Common Equity (Core Income)           21.4%        19.4%         6.5%        13.0%        23.6%        23.1%        21.9%*
                                           =========    =========    =========    =========    =========    =========    =========
Return on Common Equity (Core Income),
  excluding FAS 115                             22.4%        20.2%         6.7%        13.4%        24.3%        24.1%        22.6%*
                                           =========    =========    =========    =========    =========    =========    =========

--------------------------------------------------------------------------------------------------------------
                                              3Q 1999 vs.          YTD           YTD       YTD 3Q 1999 vs.
(in millions, except per share amounts)    3Q 1998 Increase/       3Q            3Q      YTD 3Q 1998 Increase/
                                              (Decrease)          1998          1999          (Decrease)
                                           -----------------   ---------     ---------   ---------------------
Core Income                                         236%       $   4,939     $   7,342            49%
Restructuring / Merger Items                                         191            30
Cumulative Effect of Accounting Changes                               --          (127)
                                                               ---------     ---------
Net Income                                          234%       $   5,130     $   7,245            41%
                                                               =========     =========

Basic Earnings Per Share:
Core Income                                         260%       $    1.42     $    2.17            53%
                                                               =========     =========
Net Income                                          260%       $    1.47     $    2.14            46%
                                                               =========     =========

Weighted average common shares
  applicable to Basic EPS                                        3,368.9       3,335.0
                                                               =========     =========

Preferred Dividends - Basic                                    $     172     $     116
                                                               =========     =========

Diluted Earnings Per Share:
Core Income                                         250%       $    1.37     $    2.10            53%
                                                               =========     =========
Net Income                                          250%       $    1.43     $    2.07            45%
                                                               =========     =========

Adjusted weighted average common shares
  applicable to Diluted EPS                                      3,486.8       3,443.5
                                                               =========     =========

Preferred Dividends - Diluted                                  $     153     $     106
                                                               =========     =========

Common Shares Outstanding, at period end                         3,413.3       3,366.8
                                                               =========     =========

Tier 1 Capital Ratio                                                8.69%         9.50%*
                                                               =========     =========
Total Capital Ratio                                                11.28%        12.30%*
                                                               =========     =========
Leverage Ratio                                                      5.73%         6.60%*
                                                               =========     =========

Total Assets, at period end (in billions)                      $   701.3     $   688.5*
                                                               =========     =========
Stockholders' Equity, at period end
  (in billions)                                                $    43.1     $    46.7*
                                                               =========     =========
Stockholders' Equity and Trust Securities,
  at period end (in billions)                                  $    46.9     $    51.6*
                                                               =========     =========

Book Value Per Share, at period end                            $   11.95     $   13.26*
                                                               =========     =========

Return on Common Equity (Net Income)                                16.6%         22.5%*
                                                               =========     =========
Return on Common Equity (Core Income)                               16.0%         22.8%*
                                                               =========     =========
Return on Common Equity (Core Income),
  excluding FAS 115                                                 16.6%         23.6%*
                                                               =========     =========

* Preliminary
-----------------------------------------------------------------------------------------------------------

                                                                 citigroup[LOGO]

CITIGROUP -- SEGMENT NET REVENUES
(In millions of dollars)


                                                    1Q           2Q           3Q          4Q          1Q          2Q          3Q
                                                   1998         1998         1998        1998        1999        1999        1999
                                                 --------     --------     --------     -------    --------     -------    --------
Global Consumer:
Banking / Lending
  Citibanking North America                      $    478     $    521     $    487     $   488    $    507     $   517    $    528
  Mortgage Banking                                    154          152          160         153         169         183         199
  Cards                                             1,402        1,810        1,915       2,025       1,975       1,989       1,984
  CitiFinancial                                       294          310          326         345         361         396         421
                                                 --------     --------     --------     -------    --------     -------    --------
    Total Banking / Lending                         2,328        2,793        2,888       3,011       3,012       3,085       3,132

Insurance
  Travelers Life and Annuity                          698          765          716         833         771         867         869
  Primerica Financial Services                        400          420          413         421         432         443         444
  Personal Lines                                      868          899          924         975         983       1,005       1,018
                                                 --------     --------     --------     -------    --------     -------    --------
    Total Insurance                                 1,966        2,084        2,053       2,229       2,186       2,315       2,331

International
  Europe, Middle East and Africa                      499          525          543         576         563         565         608
  Asia Pacific                                        422          457          459         511         518         543         580
  Latin America                                       354          369          431         444         466         499         504
                                                 --------     --------     --------     -------    --------     -------    --------
    Total International                             1,275        1,351        1,433       1,531       1,547       1,607       1,692

e-Citi                                                 30           34           38          47          54          55          57

Other                                                  26           22           24          28          30          24          14
                                                 --------     --------     --------     -------    --------     -------    --------
  Total Global Consumer                             5,625        6,284        6,436       6,846       6,829       7,086       7,226
                                                 --------     --------     --------     -------    --------     -------    --------

Global Corporate and Investment Bank:
Salomon Smith Barney                                2,918        2,523          685       2,207       3,341       3,269       2,791
Emerging Markets                                      959          974          723         976       1,139       1,092       1,051
Global Relationship Banking                           989        1,151          827         947       1,090       1,008         985
Commercial Lines                                    1,619        1,584        1,604       1,674       1,534       1,558       1,578
                                                 --------     --------     --------     -------    --------     -------    --------
  Total Global Corporate and Investment Bank        6,485        6,232        3,839       5,804       7,104       6,927       6,405
                                                 --------     --------     --------     -------    --------     -------    --------

Global Investment Management & Private Banking:
SSB Citi Asset Management Group                       305          310          318         326         354         357         367
Global Private Bank                                   262          283          284         293         272         298         302
                                                 --------     --------     --------     -------    --------     -------    --------
  Total Global Investment Management
    & Private Banking                                 567          593          602         619         626         655         669
                                                 --------     --------     --------     -------    --------     -------    --------

Corporate / Other                                     (38)         (54)         (48)          8         (54)         12         (38)
                                                 --------     --------     --------     -------    --------     -------    --------
===================================================================================================================================
Total Business Revenues                            12,639       13,055       10,829      13,277      14,505      14,680      14,262
===================================================================================================================================

Investment Activities                                 619          491          168          45         153         270         311

===================================================================================================================================
Total Adjusted Net Revenues                      $ 13,258     $ 13,546     $ 10,997     $13,322    $ 14,658     $14,950    $ 14,573
===================================================================================================================================

                                                             3Q 1999 vs.         YTD          YTD        YTD 3Q 1999 vs.
                                                          3Q 1998 Increase/      3Q           3Q      YTD 3Q 1998 Increase/
                                                             (Decrease)         1998         1999          (Decrease)
                                                          -----------------   --------     --------   ---------------------
Global Consumer:
Banking / Lending
  Citibanking North America                                       8%          $  1,486     $  1,552             4%
  Mortgage Banking                                               24%               466          551            18%
  Cards                                                           4%             5,127        5,948            16%
  CitiFinancial                                                  29%               930        1,178            27%
                                                                              --------     --------
    Total Banking / Lending                                       8%             8,009        9,229            15%

Insurance
  Travelers Life and Annuity                                     21%             2,179        2,507            15%
  Primerica Financial Services                                    8%             1,233        1,319             7%
  Personal Lines                                                 10%             2,691        3,006            12%
                                                                              --------     --------
    Total Insurance                                              14%             6,103        6,832            12%

International
  Europe, Middle East and Africa                                 12%             1,567        1,736            11%
  Asia Pacific                                                   26%             1,338        1,641            23%
  Latin America                                                  17%             1,154        1,469            27%
                                                                              --------     --------
    Total International                                          18%             4,059        4,846            19%

e-Citi                                                           50%               102          166            63%

Other                                                           (42%)               72           68            (6%)
                                                                              --------     --------
  Total Global Consumer                                          12%            18,345       21,141            15%
                                                                              --------     --------

Global Corporate and Investment Bank:
Salomon Smith Barney                                            307%             6,126        9,401            53%
Emerging Markets                                                 45%             2,656        3,282            24%
Global Relationship Banking                                      19%             2,967        3,083             4%
Commercial Lines                                                 (2%)            4,807        4,670            (3%)
                                                                              --------     --------
  Total Global Corporate and Investment Bank                     67%            16,556       20,436            23%
                                                                              --------     --------

Global Investment Management & Private Banking:
SSB Citi Asset Management Group                                  15%               933        1,078            16%
Global Private Bank                                               6%               829          872             5%
                                                                              --------     --------
  Total Global Investment Management & Private Banking           11%             1,762        1,950            11%
                                                                              --------     --------

Corporate / Other                                                21%              (140)         (80)           43%
                                                                              --------     --------
==========================================================                    =====================
Total Business Revenues                                          32%            36,523       43,447            19%
==========================================================                    =====================

Investment Activities                                            85%             1,278          734           (43%)

==========================================================                    =====================
Total Adjusted Net Revenues                                      33%          $ 37,801     $ 44,181            17%
==========================================================                    =====================

                                                                 citigroup[LOGO]

CITIGROUP -- SEGMENT CORE INCOME
(In millions of dollars)


                                                  1Q          2Q          3Q        4Q          1Q          2Q          3Q
                                                 1998        1998        1998      1998        1999        1999        1999
                                                -------     -------     -------   -------     -------     -------     -------
Global Consumer:
Banking / Lending
  Citibanking North America                     $    25     $    39     $    25   $    18     $    75     $   106     $   111
  Mortgage Banking                                   50          50          57        55          60          53          61
  Cards                                             156         136         223       293         275         275         297
  CitiFinancial                                      48          49          62        63          71          78         135
                                                -------     -------     -------   -------     -------     -------     -------
    Total Banking / Lending                         279         274         367       429         481         512         604

Insurance
  Travelers Life and Annuity                        119         127         123       124         147         173         168
  Primerica Financial Services                       95         103          99       103         110         113         114
  Personal Lines                                     82          81          68        88          83          79          23
                                                -------     -------     -------   -------     -------     -------     -------
    Total Insurance                                 296         311         290       315         340         365         305

International
  Europe, Middle East and Africa                     49          53          64        59          67          72          98
  Asia Pacific                                       82          85         100       116         101         107         117
  Latin America                                      43          37          42        38          47          43          55
                                                -------     -------     -------   -------     -------     -------     -------
    Total International                             174         175         206       213         215         222         270

e-Citi                                              (30)        (36)        (33)      (42)        (36)        (43)        (51)

Other                                                --         (10)        (24)      (43)        (19)        (30)        (13)
                                                -------     -------     -------   -------     -------     -------     -------
  Total Global Consumer                             719         714         806       872         981       1,026       1,115
                                                -------     -------     -------   -------     -------     -------     -------

Global Corporate and Investment Bank:
Salomon Smith Barney                                443         348        (396)       13         648         610         432
Emerging Markets                                    262         242           7       237         323         294         308
Global Relationship Banking                         159         238          (9)      102         198         159         153
Commercial Lines                                    171         174         177       201         189         201         255
                                                -------     -------     -------   -------     -------     -------     -------
  Total Global Corporate and Investment Bank      1,035       1,002        (221)      553       1,358       1,264       1,148
                                                -------     -------     -------   -------     -------     -------     -------

Global Investment Management
  & Private Banking:
SSB Citi Asset Management Group                      69          68          67        52          80          84          82
Global Private Bank                                  58          65          66        62          57          73          73
                                                -------     -------     -------   -------     -------     -------     -------
  Total Global Investment Management
    & Private Banking                               127         133         133       114         137         157         155
                                                -------     -------     -------   -------     -------     -------     -------

Corporate / Other                                  (122)       (116)        (89)     (151)       (151)       (133)       (162)
                                                -------     -------     -------   -------     -------     -------     -------
=============================================================================================================================
Total Business Income                             1,759       1,733         629     1,388       2,325       2,314       2,256
=============================================================================================================================

Investment Activities                               402         316         100        15          90         163         194

=============================================================================================================================
Total Core Income                               $ 2,161     $ 2,049     $   729   $ 1,403     $ 2,415     $ 2,477       2,450
=============================================================================================================================

                                                    3Q 1999 vs.        YTD         YTD          YTD 3Q 1999 vs.
                                                3Q 1998 Increase/      3Q          3Q         YTD 3Q 1998 Increase/
                                                    (Decrease)        1998        1999            (Decrease)
                                                -----------------    -------     ------       ---------------------
Global Consumer:
Banking / Lending
  Citibanking North America                             344%         $    89     $   292             228%
  Mortgage Banking                                        7%             157         174              11%
  Cards                                                  33%             515         847              64%
  CitiFinancial                                         118%             159         284              79%
                                                                     -------     -------
    Total Banking / Lending                              65%             920       1,597              74%

Insurance
  Travelers Life and Annuity                             37%             369         488              32%
  Primerica Financial Services                           15%             297         337              13%
  Personal Lines                                        (66%)            231         185             (20%)
                                                                     -------     -------
    Total Insurance                                       5%             897       1,010              13%

International
  Europe, Middle East and Africa                         53%             166         237              43%
  Asia Pacific                                           17%             267         325              22%
  Latin America                                          31%             122         145              19%
                                                                     -------     -------
    Total International                                  31%             555         707              27%

e-Citi                                                  (55%)            (99)       (130)            (31%)

Other                                                    46%             (34)        (62)            (82%)
                                                                     -------     -------
  Total Global Consumer                                  38%           2,239       3,122              39%
                                                                     -------     -------

Global Corporate and Investment Bank:
Salomon Smith Barney                                    209%             395       1,690             328%
Emerging Markets                                         NM              511         925              81%
Global Relationship Banking                              NM              388         510              31%
Commercial Lines                                         44%             522         645              24%
                                                                     -------     -------
  Total Global Corporate and Investment Bank            619%           1,816       3,770             108%
                                                                     -------     -------

Global Investment Management
  & Private Banking:
SSB Citi Asset Management Group                          22%             204         246              21%
Global Private Bank                                      11%             189         203               7%
                                                                     -------     -------
  Total Global Investment Management
    & Private Banking                                    17%             393         449              14%
                                                                     -------     -------

Corporate / Other                                       (82%)           (327)       (446)            (36%)
                                                                     -------     -------
================================================                     ===================
Total Business Income                                   259%           4,121       6,895              67%
================================================                     ===================

Investment Activities                                    94%             818         447             (45%)

================================================                     ===================
Total Core Income                                       236%         $ 4,939     $ 7,342              49%
================================================                     ===================

NM - Not Meaningful
                                                                 citigroup[LOGO]

GLOBAL CONSUMER - Banking/Lending
CITIBANKING NORTH AMERICA
(In millions of dollars)


                                                        1Q       2Q       3Q       4Q       1Q       2Q       3Q
                                                       1998     1998     1998     1998     1999     1999     1999
                                                      ------   ------   ------   ------   ------   ------   ------
Total Revenues, Net of Interest Expense               $  478   $  521   $  487   $  488   $  507   $  517   $  528
Adjusted Operating Expenses                              407      427      410      428      353      320      328
Provision for Loan Losses                                 25       25       26       24       23       15       11
                                                      ------   ------   ------   ------   ------   ------   ------
Core Income Before Taxes                                  46       69       51       36      131      182      189
Income Taxes                                              21       30       26       18       56       76       78
                                                      ------   ------   ------   ------   ------   ------   ------
Core Income                                           $   25   $   39   $   25   $   18   $   75   $  106   $  111
                                                      ======   ======   ======   ======   ======   ======   ======

Average Assets (in billions of dollars)               $   10   $   10   $   10   $   10   $   10   $   10   $    9
                                                      ======   ======   ======   ======   ======   ======   ======
Return on Assets                                        1.01%    1.56%    0.99%    0.71%    3.04%    4.25%     4.89%
                                                      ======   ======   ======   ======   ======   ======   ======

Average Loans (in billions of dollars)                $  8.0   $  8.0   $  7.9   $  7.8   $  7.7   $  7.7   $  7.5
Average Customer Deposits (in billions of dollars)    $ 38.9   $ 39.4   $ 39.7   $ 40.4   $ 41.6   $ 42.2   $ 42.2
Accounts (in millions)                                   5.6      5.7      5.8      5.8      5.9      6.0      6.2

Net Credit Loss Ratio                                   1.33%    1.32%    1.35%    1.38%    1.27%    1.20%    1.03%

Loans 90+Days Past Due:
  In millions of dollars                              $  118   $  111   $  109   $   93   $  103   $   92   $   64
  %                                                     1.45%    1.36%    1.25%    1.20%    1.34%    1.20%    0.87%

                                                         3Q 1999 vs.      YTD        YTD       YTD 3Q 1999 vs.
                                                      3Q 1998 Increase/   3Q         3Q      YTD 3Q 1998 Increase/
                                                         (Decrease)      1998       1999         (Decrease)
                                                      ----------------  ------     ------    ---------------------
Total Revenues, Net of Interest Expense                        8%       $1,486     $1,552             4%
Adjusted Operating Expenses                                  (20%)       1,244      1,001           (20%)
Provision for Loan Losses                                    (58%)          76         49           (36%)
                                                                        ------     ------
Core Income Before Taxes                                     271%          166        502           202%
Income Taxes                                                 200%           77        210           173%
                                                                        ------     ------
Core Income                                                  344%       $   89     $  292           228%
                                                                        ======     ======

Average Assets (in billions of dollars)                      (10%)      $   10     $   10            --
                                                                        ======     ======
Return on Assets                                                          1.19%      3.90%
                                                                        ======     ======

Average Loans (in billions of dollars)                        (5%)      $  8.0     $  7.6            (5%)
Average Customer Deposits (in billions of dollars)             6%       $ 39.3     $ 42.0             7%
Accounts (in millions)                                         7%          5.8        6.2             7%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
  In millions of dollars                                     (41%)
  %

                                                                 citigroup[LOGO]

GLOBAL CONSUMER - Banking/Lending
MORTGAGE BANKING
(In millions of dollars)


                                                     1Q       2Q       3Q       4Q         1Q       2Q       3Q
                                                    1998     1998     1998     1998       1999     1999     1999
                                                   -----    -----    -----    -----      -----    -----    -----
Total Revenues, Net of Interest Expense            $ 154    $ 152    $ 160    $ 153      $ 169    $ 183    $ 199
Adjusted Operating Expenses                           59       61       62       60         59       82       90
Provision for Loan Losses                             13        9        3       (5)         3        5        2
                                                   -----    -----    -----    -----      -----    -----    -----
Core Income Before Taxes and Minority Interest        82       82       95       98        107       96      107
Income Taxes                                          32       32       38       38         42       38       42
Minority Interest, Net of Tax                         --       --       --        5          5        5        4
                                                   -----    -----    -----    -----      -----    -----    -----
Core Income                                        $  50    $  50    $  57    $  55      $  60    $  53    $  61
                                                   =====    =====    =====    =====      =====    =====    =====

Average Assets (in billions of dollars)            $  25    $  25    $  25    $  26      $  28    $  29    $  29
                                                   =====    =====    =====    =====      =====    =====    =====
Return on Assets                                    0.81%    0.80%    0.90%    0.84%      0.87%    0.73%    0.83%
                                                   =====    =====    =====    =====      =====    =====    =====

Accounts (in millions) (1)                           2.5      2.5      2.7      2.8        2.8      3.0      3.2
Average Loans (in billions of dollars) (1), (2)    $23.5    $23.7    $24.0    $24.6      $26.6    $27.3    $27.1
Mortgage Originations (in billions of dollars)     $ 2.9    $ 4.1    $ 4.3    $ 5.1      $ 3.8    $ 4.9    $ 4.7

Net Credit Loss Ratio                               0.42%    0.31%    0.29%    0.27%      0.20%    0.17%    0.12%

Loans 90+ Days Past Due: (1)                       $ 688    $ 634    $ 623    $ 625      $ 610    $ 575    $ 629
  In millions of dollars                            2.91%    2.67%    2.69%    2.44%      2.29%    2.09%    2.28%

                                                      3Q 1999 vs.       YTD     YTD       YTD 3Q 1999 vs.
                                                   3Q 1998 Increase/    3Q      3Q     YTD 3Q 1998 Increase/
                                                       (Decrease)      1998    1999        (Decrease)
                                                   -----------------  -----    ----    ---------------------
Total Revenues, Net of Interest Expense                     24%       $ 466    $ 551          18%
Adjusted Operating Expenses                                 45%         182      231          27%
Provision for Loan Losses                                  (33%)         25       10         (60%)
                                                                      -----    ----
Core Income Before Taxes and Minority Interest              13%         259      310          20%
Income Taxes                                                11%         102      122          20%
Minority Interest, Net of Tax                               NM           --       14          NM
                                                                      =====    =====
Core Income                                                  7%       $ 157    $ 174          11%
                                                                      =====    =====

Average Assets (in billions of dollars)                     16%       $  25    $  29          16%
                                                                      =====    =====
Return on Assets                                                       0.84%    0.80%
                                                                      =====    =====

Accounts (in millions) (1)                                  19%         2.7      3.2          19%
Average Loans (in billions of dollars) (1), (2)             13%       $23.7    $27.0          14%
Mortgage Originations (in billions of dollars)               9%       $11.3    $13.4          19%

Net Credit Loss Ratio

Loans 90+ Days Past Due: (1)                                 1%
  In millions of dollars

(1)   Includes Student Loans.
(2)   Includes loans held for sale.
NM    Not meaningful
                                                                 citigroup[LOGO]

GLOBAL CONSUMER - Banking/Lending
CARDS (1)
(In millions of dollars)


                                                     1Q         2Q         3Q         4Q         1Q         2Q         3Q
                                                    1998       1998       1998       1998       1999       1999       1999
                                                   ------     ------     ------     ------     ------     ------     ------
Adjusted Revenues, Net of Interest Expense         $1,402     $1,810     $1,915     $2,025     $1,975     $1,989     $1,984
Adjusted Operating Expenses                           430        703        714        748        722        724        707
Adjusted Provision for Loan Losses (2)                722        888        846        808        818        832        804
                                                   ------     ------     ------     ------     ------     ------     ------
Core Income Before Taxes                              250        219        355        469        435        433        473
Income Taxes                                           94         83        132        176        160        158        176
                                                   ------     ------     ------     ------     ------     ------     ------
Core Income                                        $  156     $  136     $  223     $  293     $  275     $  275     $  297
                                                   ======     ======     ======     ======     ======     ======     ======

Managed Average Assets (in billions of dollars)    $   50     $   66     $   68     $   71     $   73     $   75     $   76
                                                   ======     ======     ======     ======     ======     ======     ======
Return on Managed Assets                             1.27%      0.83%      1.30%      1.64%      1.53%      1.47%      1.55%
                                                   ======     ======     ======     ======     ======     ======     ======

U.S. BANKCARDS DATA :
(in billions of dollars)

End of Period Managed Receivables                  $ 46.8     $ 62.0     $ 63.8     $ 69.6     $ 69.4     $ 70.3     $ 70.7
Total Accounts (in millions)                         25.6       39.4       39.7       40.5       41.4       41.1       40.6
Total Sales                                        $ 25.3     $ 35.4     $ 37.7     $ 42.2     $ 36.8     $ 40.8     $ 40.9

End of Period Loans:
  On Balance Sheet                                 $ 16.5     $ 17.3     $ 19.8     $ 21.9     $ 19.4     $ 20.0     $ 19.1
  Securitized                                        27.8       41.5       40.6       44.3       46.7       47.4       48.5
  Held for Sale                                       2.0        2.5        2.6        2.9        2.9        2.8        2.5
                                                   ------     ------     ------     ------     ------     ------     ------
    Total                                          $ 46.3     $ 61.3     $ 63.0     $ 69.1     $ 69.0     $ 70.2     $ 70.1
                                                   ======     ======     ======     ======     ======     ======     ======

Average Loans:
  On Balance Sheet                                 $ 17.3     $ 21.0     $ 19.3     $ 20.9     $ 20.2     $ 20.0     $ 19.3
  Securitized                                        27.6       37.0       40.2       41.5       44.3       46.7       47.9
  Held for Sale                                       2.0        2.5        2.5        2.7        2.9        2.8        2.5
                                                   ------     ------     ------     ------     ------     ------     ------
    Total                                          $ 46.9     $ 60.5     $ 62.0     $ 65.1     $ 67.4     $ 69.5     $ 69.7
                                                   ======     ======     ======     ======     ======     ======     ======

Write-offs (in millions of dollars):
  On Balance Sheet                                 $  214     $  271     $  229     $  222     $  196     $  233     $  221
  Securitized                                         431        544        542        536        556       541         525
  Held for Sale                                        31         37         34         32         32        29          27
                                                   ------     ------     ------     ------     ------     ------     ------
    Total                                          $  676     $  852     $  805     $  790     $  784     $  803     $  773
                                                   ======     ======     ======     ======     ======     ======     ======

Coincident Net Credit Loss Ratio                     5.85%      5.65%      5.15%      4.82%      4.72%      4.63%      4.40%

12 Month Lagged Net Credit Loss Ratio (3)            5.98%      5.92%      5.43%      5.30%      5.34%      5.12%      4.77%

Loans 90+ Days Past Due:
  In millions of dollars                           $  855     $  956     $  939     $1,001     $1,007     $  954     $  995
  %                                                  1.85%      1.56%      1.49%      1.45%      1.46%      1.36%      1.42%

                                                       3Q 1999 vs.      YTD       YTD       YTD 3Q 1999 vs.
                                                   3Q 1998 Increase/    3Q        3Q     YTD 3Q 1998 Increase/
                                                       (Decrease)      1998      1999        (Decrease)
                                                   -----------------  ------    ------   ---------------------
Adjusted Revenues, Net of Interest Expense                   4%       $5,127    $5,948          16%
Adjusted Operating Expenses                                 (1%)       1,847     2,153          17%
Adjusted Provision for Loan Losses (2)                      (5%)       2,456     2,454          --
                                                                      ------    ------
Core Income Before Taxes                                    33%          824     1,341          63%
Income Taxes                                                33%          309       494          60%
                                                                      ------    ------
Core Income                                                 33%       $  515    $  847          64%
                                                                      ======    ======

Managed Average Assets (in billions of dollars)             12%       $   61    $   75          23%
                                                                      ======    ======
Return on Managed Assets                                                1.13%     1.51%
                                                                      ======    ======

U.S. BANKCARDS DATA :
(in billions of dollars)

End of Period Managed Receivables                           11%       $ 63.8    $ 70.7          11%
Total Accounts (in millions)                                 2%         39.7      40.6           2%
Total Sales                                                  8%       $ 98.4    $118.5          20%

End of Period Loans:
  On Balance Sheet                                          (4%)
  Securitized                                               19%
  Held for Sale                                             (4%)

    Total                                                   11%


Average Loans:
  On Balance Sheet                                          --
  Securitized                                               19%
  Held for Sale                                             --

    Total                                                   12%


Write-offs (in millions of dollars):
  On Balance Sheet                                          (3%)
  Securitized                                               (3%)
  Held for Sale                                            (21%)

    Total                                                   (4%)


Coincident Net Credit Loss Ratio

12 Month Lagged Net Credit Loss Ratio (3)

Loans 90+ Days Past Due:
  In millions of dollars                                     6%
  %

(1) Includes U.S. Bankcards, Diners Club and Canada bankcards. The acquisition of the Universal Card (UCS) was completed in the 1998 second quarter.
(2)   On a managed basis.
(3)   Excluding acquisitions.

                                                                 citigroup[LOGO]

GLOBAL CONSUMER - Banking/Lending
CITIFINANCIAL (1)
(In millions of dollars)


                                                   1Q             2Q             3Q             4Q             1Q             2Q
                                                  1998           1998           1998           1998           1999           1999
                                                ---------      ---------      ---------      ---------      ---------     ---------
REVENUES, NET OF INTEREST EXPENSE*              $     294      $     310      $     326      $     345      $     361     $     396

CORE INCOME                                     $      48      $      49      $      62      $      63      $      71     $      78

Net receivables:
  Real estate-secured loans (1)                 $ 5,324.7      $ 5,673.4      $ 6,084.8      $ 6,659.5      $ 7,179.5     $ 7,699.2
  Personal loans (2)                              3,868.9        4,007.4        4,134.3        4,275.2        4,647.2       4,886.2
  Sales finance and other                           866.3          893.7          936.4          990.8        1,033.8       1,032.1
                                                ---------      ---------      ---------      ---------      ---------     ---------
    Consumer finance receivables,
      net of unearned finance charges            10,059.9       10,574.5       11,155.5       11,925.5       12,860.5      13,617.5
  Accrued interest receivable                        75.8           79.1           87.3           99.2           99.3         106.5
  Allowance for credit losses                      (294.6)        (317.3)        (334.4)        (369.7)        (388.7)       (436.4)
                                                ---------      ---------      ---------      ---------      ---------     ---------
    Consumer finance receivables, net           $ 9,841.1      $10,336.3      $10,908.4      $11,655.0      $12,571.1     $13,287.6
                                                =========      =========      =========      =========      =========     =========

Number of offices                                 1,023            1,005            993            980          1,143         1,177

Average yield                                       14.91%         14.94%         14.93%         14.74%         14.38%        14.48%
Average net interest margin                          8.34%          8.41%          8.46%          8.53%          8.42%         8.58%
Charge-off rate                                      2.93%          2.78%          2.61%          2.67%          2.38%         2.14%
60+ days past due as % of receivables                1.82%          1.74%          1.85%          1.90%          1.78%         1.67%
Reserves as % of net receivables                     2.93%          3.00%          3.00%          3.10%          3.02%         3.20%

(1) Includes fully secured $.M.A.R.T.
    receivables, as follows:                    $ 2,052.8      $ 2,272.8      $ 2,432.1      $ 2,604.6      $ 2,817.6     $ 3,117.4

(2) Includes $.A.F.E. and partially
    secured $.M.A.R.T receivables, as follows:  $   359.8      $   351.3      $   345.0      $   345.6      $   337.9     $   334.2

                                                                 3Q 1999 vs.          YTD       YTD      YTD 3Q 1999 vs.
                                                    3Q         3Q 1998 Increase/      3Q        3Q     YTD 3Q 1998 Increase/
                                                   1999           (Decrease)         1998      1999         (Decrease)
                                                ----------     ----------------     ------    ------   ---------------------
REVENUES, NET OF INTEREST EXPENSE*              $      421              29%         $  930    $1,178            27%

CORE INCOME                                     $      135             118%         $  159    $  284            79%

Net receivables:
  Real estate-secured loans (1)                 $  8,439.6              39%
  Personal loans (2)                               5,102.5              23%
  Sales finance and other                          1,069.7              14%
                                                ----------
    Consumer finance receivables,
      net of unearned finance charges             14,611.8              31%
  Accrued interest receivable                        121.7              39%
  Allowance for credit losses                       (424.1)             27%
                                                ----------
    Consumer finance receivables, net           $ 14,309.4              31%
                                                ==========

Number of offices                                    1,173              18%

Average yield                                        14.58%                          14.93%    14.49%
Average net interest margin                           8.56%                           8.41%     8.53%
Charge-off rate                                       2.00%                           2.77%     2.17%
60+ days past due as % of receivables                 1.68%                           1.85%     1.68%
Reserves as % of net receivables                      2.90%                           3.00%     2.90%

(1) Includes fully secured $.M.A.R.T.
    receivables, as follows:                    $  3,415.7              40%

(2) Includes $.A.F.E. and partially
    secured $.M.A.R.T receivables, as follows:  $    331.2              (4%)

(1)   Formerly Consumer Finance Services.

*Excludes realized gains
                                                                 citigroup[LOGO]

GLOBAL CONSUMER - Insurance
TRAVELERS LIFE AND ANNUITY - Page 1
(In millions of dollars)


                                           1Q           2Q           3Q           4Q           1Q          2Q           3Q
                                          1998         1998         1998         1998         1999        1999         1999
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
REVENUES, NET OF INTEREST EXPENSE *    $     698    $     765    $     716    $     833    $     771    $     867    $     869

CORE INCOME                            $     119    $     127    $     123    $     124    $     147    $     173    $     168

Pre-tax contribution by source:
Deferred and payout annuities          $    87.3    $    89.2    $    82.1    $    87.9    $   111.7    $   139.1    $   126.9
Group annuities                             31.5         28.3         36.4         24.1         36.6         43.7         43.2
Life and long term care insurance           37.9         39.3         34.6         42.6         39.8         50.5         43.9
Other (includes run-off and return
  on excess capital)                        24.1         37.6         37.6         33.1         33.0         28.8         39.3
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
    Total                              $   180.8    $   194.4    $   190.7    $   187.7    $   221.1    $   262.1    $   253.3
                                       =========    =========    =========    =========    =========    =========    =========

Deferred annuities:
Number of annuities in force (000):
  Fixed                                    415.3        408.4        402.6        399.8        392.4        384.2        378.5
  Variable                                 430.7        463.8        496.2        529.6        560.8        595.4        630.1
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
    Total                                  846.0        872.2        898.8        929.4        953.2        979.6      1,008.6
                                       =========    =========    =========    =========    =========    =========    =========

Number of annuities issued (000):
  Fixed                                      5.5          4.8          3.7          4.0          3.9          2.9          3.5
  Variable                                  42.3         42.6         41.4         43.0         47.4         49.7         46.6
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
    Total                                   47.8         47.4         45.1         47.0         51.3         52.6         50.1
                                       =========    =========    =========    =========    =========    =========    =========

Net written premiums & deposits:
  Fixed                                $   264.7    $   215.6    $   217.4    $   210.4    $   194.2    $   249.7    $   271.0
  Variable                                 646.9        679.8        757.5        808.0        975.7      1,048.3      1,089.8
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
    Total                              $   911.6    $   895.4    $   974.9    $ 1,018.4    $ 1,169.9    $ 1,298.0    $ 1,360.8
                                       =========    =========    =========    =========    =========    =========    =========

Policyholder account balances
  & benefit reserves: (1)
  Fixed                                $ 7,890.1    $ 7,863.4    $ 7,877.1    $ 7,915.1    $ 7,839.3    $ 7,874.2    $ 7,958.5
  Variable                              10,401.2     11,148.5     10,601.1     12,951.4     14,172.9     15,770.8     15,897.0
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
    Total                              $18,291.3    $19,011.9    $18,478.2    $20,866.5    $22,012.2    $23,645.0    $23,855.5
                                       =========    =========    =========    =========    =========    =========    =========

Payout annuities:
Net written premiums & deposits        $    81.0    $   106.8    $    76.1    $   165.1    $    88.0    $   114.8    $   110.1
Policyholder account balances
  & benefit reserves                   $ 4,558.1    $ 4,602.2    $ 4,626.9    $ 4,743.6    $ 4,774.7    $ 4,841.3    $ 4,896.7

GIC and other annuities:
Net written premiums & deposits (2)    $   778.9    $   921.6    $ 1,005.4    $   983.7    $ 1,792.1    $ 1,510.3    $ 1,123.1
Policyholder account balances
  & benefit reserves: (1)
  Guaranteed investment contracts      $ 2,633.2    $ 3,018.1    $ 3,748.2    $ 4,170.7    $ 4,912.2    $ 5,840.1    $ 5,746.0
  Other group annuities                  5,040.1      5,052.9      4,962.6      4,929.6      4,854.2      5,142.8      5,171.7
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
    Total                              $ 7,673.3    $ 8,071.0    $ 8,710.8    $ 9,100.3    $ 9,766.4    $10,982.9    $10,917.7
                                       =========    =========    =========    =========    =========    =========    =========

                                          3Q 1999 vs.       YTD          YTD        YTD 3Q 1999 vs.
                                       3Q 1998 Increase/    3Q           3Q      YTD 3Q 1998 Increase/
                                          (Decrease)       1998         1999         (Decrease)
                                       ----------------  ---------   ---------   ---------------------
REVENUES, NET OF INTEREST EXPENSE *            21%       $   2,179   $   2,507          15%

CORE INCOME                                    37%       $     369   $     488          32%

Pre-tax contribution by source:
Deferred and payout annuities                  55%       $   258.6   $   377.7          46%
Group annuities                                19%            96.2       123.5          28%
Life and long term care insurance              27%           111.8       134.2          20%
Other (includes run-off and return
  on excess capital)                            5%            99.3       101.1           2%
                                                         ---------   ---------
    Total                                      33%       $   565.9   $   736.5          30%
                                                         =========   =========

Deferred annuities:
Number of annuities in force (000):
  Fixed                                        (6%)
  Variable                                     27%
    Total                                      12%
Number of annuities issued (000):
  Fixed                                        (5%)           14.0        10.3         (26%)
  Variable                                     13%           126.3       143.7          14%
                                                         ---------   ---------
    Total                                      11%           140.3       154.0          10%
                                                         =========   =========

Net written premiums & deposits:
  Fixed                                        25%       $   697.7   $   714.9           2%
  Variable                                     44%         2,084.2     3,113.8          49%
                                                         ---------   ---------
    Total                                      40%       $ 2,781.9   $ 3,828.7          38%
                                                         =========   =========

Policyholder account balances
  & benefit reserves: (1)
  Fixed                                         1%
  Variable                                     50%
    Total                                      29%

Payout annuities:
Net written premiums & deposits                45%       $   263.9   $   312.9          19%
Policyholder account balances
  & benefit reserves                            6%       $ 4,626.9   $ 4,896.7           6%

GIC and other annuities:
Net written premiums & deposits (2)            12%       $ 2,705.9   $ 4,425.5          64%
Policyholder account balances
  & benefit reserves: (1)
  Guaranteed investment contracts              53%
  Other group annuities                         4%
    Total                                      25%

(1)   Includes general account, separate accounts and managed funds.
(2) Excludes deposits of $13.0, $197.0, $14.0 and $33.3 in the 1998 first, second, third and fourth quarters, respectively, and $23.2, $416.0 and $70.0 in the 1999 first, second and third quarters, related to Travelers plans previously managed externally.

*Excludes realized gains
                                                                 citigroup[LOGO]

GLOBAL CONSUMER - Insurance
TRAVELERS LIFE AND ANNUITY - Page 2
(In millions of dollars)


                                            1Q            2Q           3Q            4Q            1Q            2Q           3Q
                                           1998          1998         1998          1998          1999          1999         1999
                                         --------      --------     --------      --------      --------      --------     --------
Individual life insurance:
Life insurance in force
  (in billions, face amt.):
  Term                                   $   30.6      $   30.9     $   31.4      $   32.1      $   32.8      $   33.4     $   33.6
  Permanent (universal and whole life)       21.8          22.3         22.8          23.3          23.8          24.3         24.8
                                         --------      --------     --------      --------      --------      --------     --------
    Total                                $   52.4      $   53.2     $   54.2      $   55.4      $   56.6      $   57.7     $   58.4
                                         ========      ========     ========      ========      ========      ========     ========

Number of life policies in force (000)      525.2         522.9        520.0         518.1         515.8         513.8        510.9

Life insurance issued
  (in billions, face amt.)               $    2.0      $    2.1     $    2.2      $    2.6      $    2.5      $    2.4     $    2.0
Number of life policies issued (000)          7.1           7.9          6.8           7.4           7.4           8.0          6.3

Net written premiums and deposits:
  Direct periodic premiums and deposits  $   76.2      $   78.2     $   77.9      $   89.2      $   84.5      $   86.7     $   88.3
  Single premium deposits                    23.8          20.5         17.1          23.7          16.2          20.8         17.2
  Reinsurance                               (14.8)        (16.0)       (16.5)        (18.7)        (16.8)        (17.8)       (17.9)
                                         --------      --------     --------      --------      --------      --------     --------
    Total                                $   85.2      $   82.7     $   78.5      $   94.2      $   83.9      $   89.7     $   87.6
                                         ========      ========     ========      ========      ========      ========     ========

Policyholder account balances
  & benefit reserves                     $2,327.1      $2,360.0     $2,366.9      $2,436.1      $2,468.3      $2,511.0     $2,594.1

Individual long term care insurance:
Number of policies in force (000)           107.7         113.6        118.5         122.2         125.9         129.2        132.5
Net earned premiums                      $   45.6      $   48.7     $   51.8      $   53.7      $   55.2      $   56.5     $   58.3
Net written premiums                     $   44.5      $   53.7     $   53.3      $   61.5      $   52.5      $   59.8     $   59.5

All businesses:
Net investment income                    $  483.0      $  498.5     $  476.2      $  510.0      $  525.4      $  578.8     $  593.2
Interest credited to contractholders     $  215.0      $  210.3     $  220.4      $  230.8      $  225.7      $  230.9     $  239.0

Statutory data:
Travelers Insurance Company
  Statutory capital and surplus          $4,142.6      $4,370.3     $4,230.5      $4,953.9      $4,955.9      $4,976.9     $5,010.2
  Surplus to liabilities ratio               19.4%         20.0%        18.2%         20.4%         19.8%         19.5%        20.2%

                                              3Q 1999 vs.          YTD         YTD         YTD 3Q 1999 vs.
                                           3Q 1998 Increase/       3Q          3Q       YTD 3Q 1998 Increase/
                                              (Decrease)          1998         1999          (Decrease)
                                           -----------------    --------     --------   ---------------------
Individual life insurance:
Life insurance in force
  (in billions, face amt.):
  Term                                            7%
  Permanent (universal and whole life)            9%
    Total                                         8%

Number of life policies in force (000)           (2%)              520.0        510.9           (2%)

Life insurance issued
  (in billions, face amt.)                       (9%)           $    6.3     $    6.9           10%
Number of life policies issued (000)             (7%)               21.8         21.7           --

Net written premiums and deposits:
  Direct periodic premiums and deposits          13%            $  232.3     $  259.5           12%
  Single premium deposits                         1%                61.4         54.2          (12%)
  Reinsurance                                     8%               (47.3)       (52.5)          11%
                                                                --------     --------
    Total                                        12%            $  246.4     $  261.2            6%
                                                                ========     ========

Policyholder account balances
  & benefit reserves                             10%

Individual long term care insurance:
Number of policies in force (000)                12%
Net earned premiums                              13%            $  146.1     $  170.0           16%
Net written premiums                             12%            $  151.5     $  171.8           13%

All businesses:
Net investment income                            25%            $1,457.7     $1,697.4           16%
Interest credited to contractholders              8%            $  645.7     $  695.6            8%

Statutory data:
Travelers Insurance Company
  Statutory capital and surplus                  18%
  Surplus to liabilities ratio

                                                                 citigroup[LOGO]

GLOBAL CONSUMER - Insurance
PRIMERICA FINANCIAL SERVICES
(In millions of dollars)


                                              1Q           2Q           3Q           4Q           1Q           2Q            3Q
                                             1998         1998         1998         1998         1999         1999          1999
                                          ----------   ----------   ----------   ----------   ----------   ----------    ----------
REVENUES, NET OF INTEREST EXPENSE *       $      400   $      420   $      413   $      421   $      432   $      443    $      444

CORE INCOME (1)
  Life insurance                          $       75   $       80   $       77   $       75   $       86   $       89    $       88
  Other financial products                        20           23           22           28           24           24            26
                                          ----------   ----------   ----------   ----------   ----------   ----------    ----------
    Total core income                     $       95   $      103   $       99   $      103   $      110   $      113    $      114
                                          ==========   ==========   ==========   ==========   ==========   ==========    ==========

Face value (in billions) of:
  Life insurance issued                   $     13.0   $     15.8   $     14.2   $     14.4   $     13.6   $     15.5    $     12.4
  Life insurance in force                 $    372.5   $    377.5   $    380.6   $    383.7   $    386.3   $    391.7    $    392.8

Number of life policies issued (000)            51.1         61.2         55.6         55.7         51.6         58.0          47.1
Number of life policies in force (000)       2,141.6      2,151.1      2,153.1      2,151.8      2,147.1      2,150.9       2,142.3

Annualized issued premiums                $     40.8   $     48.7   $     45.0   $     44.8   $     42.4   $     48.4    $     39.3
Direct premiums                           $    306.2   $    312.3   $    311.6   $    313.7   $    315.2   $    321.0    $    320.5
Earned premiums:
  PFS Individual term life                $    244.7   $    248.8   $    246.1   $    247.3   $    251.6   $    252.7    $    250.5
  Other                                         15.5         17.1         15.1         22.6         15.5         15.9          14.3
                                          ----------   ----------   ----------   ----------   ----------   ----------    ----------
    Total                                 $    260.2   $    265.9   $    261.2   $    269.9   $    267.1   $    268.6    $    264.8
                                          ==========   ==========   ==========   ==========   ==========   ==========    ==========

Mutual fund sales at NAV:
  Salomon Smith Barney Asset
    Management funds                      $    335.6   $    400.7   $    383.9   $    341.4   $    407.7   $    453.1    $    393.7
  Other funds                                  228.8        308.6        249.8        197.3        233.5        277.3         257.6
                                          ----------   ----------   ----------   ----------   ----------   ----------    ----------
    Total U.S. mutual fund sales               564.4        709.3        633.7        538.7        641.2        730.4         651.3
  Mutual fund sales - Canada                   204.3        123.9         91.3         76.5        143.2         76.2          86.1
                                          ----------   ----------   ----------   ----------   ----------   ----------    ----------
    Total mutual fund sales               $    768.7   $    833.2   $    725.0   $    615.2   $    784.4   $    806.6    $    737.4
                                          ==========   ==========   ==========   ==========   ==========   ==========    ==========

Cash advanced on $.M.A.R.T
  and $.A.F.E. loans (2)                  $    316.6   $    410.6   $    347.4   $    386.5   $    419.2   $    492.7    $    488.3

Variable annuity net written premiums
  and deposits                            $    126.3   $    175.2   $    171.9   $    178.6   $    223.4   $    278.6    $    247.6

SECURE net written premiums (3)           $     38.0   $     55.8   $     60.8   $     58.7   $     57.2   $     62.6    $     58.5

Agents licensed for:
  Life insurance                              76,835       77,274       79,081       80,725       79,738       79,251        77,259
  Mutual funds                                28,475       28,864       29,176       26,517       27,129       27,053        26,873
  $.M.A.R.T. / $.A.F.E. loans                 96,188       96,422      117,704      129,310      129,556      118,762       108,377
  Variable annuities                          12,924       13,169       13,269       13,434       13,816       14,497        16,042
  Home & auto insurance                       10,051       11,123       12,683       14,083       15,102       14,734        15,425

Financial Needs Analyses submitted           140,617      130,549      132,771      131,080      142,451      122,958       111,136

                                             3Q 1999 vs.           YTD           YTD          YTD 3Q 1999 vs.
                                          3Q 1998 Increase/        3Q            3Q         YTD 3Q 1998 Increase/
                                             (Decrease)           1998          1999            (Decrease)
                                          -----------------    ----------    ----------     ---------------------
REVENUES, NET OF INTEREST EXPENSE *               8%           $    1,233    $    1,319             7%

CORE INCOME (1)
  Life insurance                                 14%           $      232    $      263            13%
  Other financial products                       18%                   65            74            14%
                                                               ----------    ----------
    Total core income                            15%           $      297    $      337            13%
                                                               ==========    ==========

Face value (in billions) of:
  Life insurance issued                         (13%)          $     43.0    $     41.5            (3%)
  Life insurance in force                         3%           $    380.6    $    392.8             3%

Number of life policies issued (000)            (15%)               167.9         156.7            (7%)
Number of life policies in force (000)           (1%)             2,153.1       2,142.3            (1%)

Annualized issued premiums                      (13%)          $    134.5    $    130.1            (3%)
Direct premiums                                   3%           $    930.1    $    956.7             3%
Earned premiums:
  PFS Individual term life                        2%           $    739.6    $    754.8             2%
  Other                                          (5%)                47.7          45.7            (4%)
                                                               ----------    ----------
    Total                                         1%           $    787.3    $    800.5             2%
                                                               ==========    ==========

Mutual fund sales at NAV:
  Salomon Smith Barney Asset
    Management funds                              3%           $  1,120.2    $  1,254.5            12%
  Other funds                                     3%                787.2         768.4            (2%)
                                                               ----------    ----------
    Total U.S. mutual fund sales                  3%              1,907.4       2,022.9             6%
  Mutual fund sales - Canada                     (6%)               419.5         305.5           (27%)
                                                               ----------    ----------
    Total mutual fund sales                       2%           $  2,326.9    $  2,328.4            --
                                                               ==========    ==========

Cash advanced on $.M.A.R.T
  and $.A.F.E. loans (2)                         41%           $  1,074.6    $  1,400.2            30%

Variable annuity net written premiums
  and deposits                                   44%           $    473.4    $    749.6            58%

SECURE net written premiums (3)                  (4%)          $    154.6    $    178.3            15%

Agents licensed for:
  Life insurance                                 (2%)
  Mutual funds                                   (8%)
  $.M.A.R.T. / $.A.F.E. loans                    (8%)
  Variable annuities                             21%
  Home & auto insurance                          22%

Financial Needs Analyses submitted              (16%)

(1) The 1998 fourth quarter reflects a one time $4.5 million reclass of income from life insurance to other financial products as a result of bank holding company requirements.
(2) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.
(3) The SECURE property casualty insurance products are marketed by PFS; the premiums are reflected in the operating earnings of Travelers Property Casualty Corp.

*Excludes realized gains
                                                                 citigroup[LOGO]

GLOBAL CONSUMER - Insurance
TRAVELERS PROPERTY CASUALTY - PERSONAL LINES
(In millions of dollars)


                                             1Q         2Q         3Q         4Q         1Q         2Q           3Q
                                            1998       1998       1998       1998       1999       1999         1999
                                          --------   --------   --------   --------   --------   --------     --------
REVENUES, NET OF INTEREST EXPENSE *       $    868   $    899   $    924   $    975   $    983   $  1,005     $  1,018

CORE INCOME                               $     82   $     81   $     68   $     88   $     83   $     79     $     23

Net written premiums by product
  line: (1)
Auto                                      $  555.7   $  578.3   $  590.8   $  603.0   $  619.6   $  597.0     $  581.1
Homeowners and other                         250.3      295.6      317.9      298.5      363.8      353.9        370.6
                                          --------   --------   --------   --------   --------   --------     --------
  Total net written premiums              $  806.0   $  873.9   $  908.7   $  901.5   $  983.4   $  950.9     $  951.7
                                          ========   ========   ========   ========   ========   ========     ========

Net written premiums by distribution
  channel: (1)
Independent agents                        $  682.5   $  718.0   $  731.8   $  720.3   $  791.6   $  750.6     $  743.0
Affinity group marketing                      53.4       61.0       72.9       76.9       83.0       84.5         92.1
SECURE                                        38.0       55.8       60.8       58.7       57.2       62.6         58.5
Joint marketing arrangements                  32.1       39.1       43.2       45.6       51.6       53.2         58.1
                                          --------   --------   --------   --------   --------   --------     --------
  Total net written premiums              $  806.0   $  873.9   $  908.7   $  901.5   $  983.4   $  950.9     $  951.7
                                          ========   ========   ========   ========   ========   ========     ========

Statutory ratio development:
Earned premiums                           $  770.8   $  802.5   $  835.7   $  862.4   $  892.1   $  905.1     $  915.5

Losses and loss adjustment expenses          502.7      523.5      580.9      574.1      594.3      627.1        702.7
Other underwriting expenses                  226.0      242.1      243.5      238.8      269.8      242.5        258.7
                                          --------   --------   --------   --------   --------   --------     --------
  Total deductions                           728.7      765.6      824.4      812.9      864.1      869.6        961.4
                                          --------   --------   --------   --------   --------   --------     --------

Statutory underwriting gain/(loss)        $   42.1   $   36.9   $   11.3   $   49.5   $   28.0   $   35.5     $  (45.9)
                                          ========   ========   ========   ========   ========   ========     ========

Statutory combined ratio: (1)
Loss and loss adjustment expense ratio        65.2%      65.2%      69.5%      66.6%      66.6%      69.3%        76.8%
Other underwriting expense ratio              28.0%      27.7%      26.8%      26.5%      27.4%      25.5%        27.2%
                                          --------   --------   --------   --------   --------   --------     --------
  Combined ratio                              93.2%      92.9%      96.3%      93.1%      94.0%      94.8%       104.0%
                                          ========   ========   ========   ========   ========   ========     ========

Net investment income (pre-tax)           $   95.4   $   94.8   $   88.6   $  109.6   $   90.4   $   98.8     $  102.0
Effective tax rate on net
  investment income                           29.4%      28.5%      27.4%      28.7%      27.2%      27.7%        28.4%
Catastrophe losses, net of
  reinsurance (after-tax)                 $    8.6   $   13.1   $   21.8   $     --   $    8.1   $   23.2     $   48.2

                                             3Q 1999 vs.         YTD          YTD        YTD 3Q 1999 vs.
                                          3Q 1998 Increase/      3Q           3Q      YTD 3Q 1998 Increase/
                                             (Decrease)         1998         1999          (Decrease)
                                          -----------------   --------     --------   ---------------------
REVENUES, NET OF INTEREST EXPENSE *               10%         $  2,691     $  3,006           12%

CORE INCOME                                      (66%)        $    231     $    185          (20%)

Net written premiums by product
  line: (1)
Auto                                              (2%)        $1,724.8     $1,797.7            4%
Homeowners and other                              17%            863.8      1,088.3           26%
                                                              --------     --------
  Total net written premiums                       5%         $2,588.6     $2,886.0           11%
                                                              ========     ========

Net written premiums by distribution
  channel: (1)
Independent agents                                 2%         $2,132.3     $2,285.2            7%
Affinity group marketing                          26%            187.3        259.6           39%
SECURE                                            (4%)           154.6        178.3           15%
Joint marketing arrangements                      34%            114.4        162.9           42%
                                                              --------     --------
  Total net written premiums                       5%         $2,588.6     $2,886.0           11%
                                                              ========     ========

Statutory ratio development:
Earned premiums                                   10%         $2,409.0     $2,712.7           13%

Losses and loss adjustment expenses               21%          1,607.1      1,924.1           20%
Other underwriting expenses                        6%            711.6        771.0            8%
                                                              --------     --------
  Total deductions                                17%          2,318.7      2,695.1           16%
                                                              --------     --------

Statutory underwriting gain/(loss)              (506%)        $   90.3     $   17.6          (81%)
                                                              ========     ========

Statutory combined ratio: (1)
Loss and loss adjustment expense ratio                            66.7%        70.9%
Other underwriting expense ratio                                  27.5%        26.7%
                                                              --------     --------
  Combined ratio                                                  94.2%        97.6%
                                                              ========     ========

Net investment income (pre-tax)                   15%         $  278.8     $  291.2            4%
Effective tax rate on net
  investment income                                               28.4%        27.8%
Catastrophe losses, net of
  reinsurance (after-tax)                        121%         $   43.5     $   79.5           83%

(1) The 1999 first quarter and nine month net written premiums include an adjustment associated with a reinsurance transaction, which increased homeowners premiums written by independent agents by $71.7 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 first quarter were 66.6%, 26.6% and 93.2%, respectively and for the 1999 nine months were 70.9%, 26.4% and 97.3%, respectively.

*Excludes realized gains
                                                                 citigroup[LOGO]

GLOBAL CONSUMER - International
EUROPE, MIDDLE EAST AND AFRICA
(In millions of dollars)


                                     1Q       2Q       3Q       4Q       1Q       2Q       3Q
                                    1998     1998     1998     1998     1999     1999     1999
                                   ------   ------   ------   ------   ------   ------   ------
Total Revenues, Net of
  Interest Expense                 $  499   $  525   $  543   $  576   $  563   $  565   $  608
Adjusted Operating Expenses           348      368      362      395      374      369      370
Provision for Benefits, Claims,
  and Credit Losses                    71       69       74       85       80       77       79
                                   ------   ------   ------   ------   ------   ------   ------
Core Income Before Taxes               80       88      107       96      109      119      159
Income Taxes                           31       35       43       37       42       47       61
                                   ------   ------   ------   ------   ------   ------   ------
Core Income                        $   49   $   53   $   64   $   59   $   67   $   72   $   98
                                   ======   ======   ======   ======   ======   ======   ======

Average Assets (in billions
  of dollars)                      $   21   $   21   $   22   $   23   $   22   $   22   $   23
                                   ======   ======   ======   ======   ======   ======   ======
Return on Assets                     0.95%    1.01%    1.15%    1.02%    1.24%    1.31%    1.69%
                                   ======   ======   ======   ======   ======   ======   ======

Average Loans (in billions
  of dollars)                      $ 15.4   $ 15.8   $ 16.5   $ 17.4   $ 16.7   $ 16.4   $ 17.2
Average Customer Deposits
  (in billions of dollars)         $ 17.0   $ 17.0   $ 17.1   $ 17.9   $ 17.3   $ 17.0   $ 17.1
Accounts (in millions)                9.8      9.9     10.1     10.1     10.4     10.6     10.7

Net Credit Loss Ratio                1.77%    1.71%    1.64%    1.70%    1.81%    1.71%    1.60%

Loans 90+ Days Past Due:
  In millions of dollars           $  891   $  904   $  955   $  955   $  893   $  899   $  953
  %                                  5.83%    5.73%    5.52%    5.46%    5.40%    5.46%    5.45%

                                      3Q 1999 vs.          YTD        YTD        YTD 3Q 1999 vs.
                                   3Q 1998 Increase/       3Q         3Q      YTD 3Q 1998 Increase/
                                      (Decrease)          1998       1999          (Decrease)
                                   -----------------     ------     ------    ---------------------
Total Revenues, Net of
  Interest Expense                        12%            $1,567     $1,736            11%
Adjusted Operating Expenses                2%             1,078      1,113             3%
Provision for Benefits, Claims,
  and Credit Losses                        7%               214        236            10%
                                                         ------     ------
Core Income Before Taxes                  49%               275        387            41%
Income Taxes                              42%               109        150            38%
                                                         ------     ------
Core Income                               53%            $  166     $  237            43%
                                                         ======     ======

Average Assets (in billions
  of dollars)                              5%            $   21     $   22             5%
                                                         ======     ======
Return on Assets                                           1.06%      1.44%
                                                         ======     ======

Average Loans (in billions
  of dollars)                              4%            $ 15.9     $ 16.8             6%
Average Customer Deposits
  (in billions of dollars)                --             $ 17.1     $ 17.1            --
Accounts (in millions)                     6%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
  In millions of dollars                  --
  %

GLOBAL CONSUMER - International
ASIA PACIFIC
(In millions of dollars)


                                 1Q       2Q       3Q       4Q       1Q       2Q       3Q
                                1998     1998     1998     1998     1999     1999     1999
                               ------   ------   ------   ------   ------   ------   ------
Total Revenues, Net of
  Interest Expense             $  422   $  457   $  459   $  511   $  518   $  543   $  580
Adjusted Operating Expenses       238      255      234      249      268      283      315
Provision for Loan Losses          50       64       63       74       88       89       77
                               ------   ------   ------   ------   ------   ------   ------
Core Income Before Taxes          134      138      162      188      162      171      188
Income Taxes                       52       53       62       72       61       64       71
                               ------   ------   ------   ------   ------   ------   ------
Core Income                    $   82   $   85   $  100   $  116   $  101   $  107   $  117
                               ======   ======   ======   ======   ======   ======   ======

Average Assets (in billions
  of dollars)                  $   27   $   28   $   28   $   29   $   29   $   30   $   31
                               ======   ======   ======   ======   ======   ======   ======
Return on Assets                 1.23%    1.22%    1.42%    1.59%    1.41%    1.43%    1.50%
                               ======   ======   ======   ======   ======   ======   ======

Average Loans (in billions
  of dollars)                  $ 19.5   $ 19.7   $ 20.1   $ 21.6   $ 22.1   $ 22.9   $ 23.7
Average Customer Deposits
  (in billions of dollars)     $ 33.2   $ 34.9   $ 36.8   $ 39.6   $ 39.9   $ 40.6   $ 42.5
Accounts (in millions)            6.5      6.8      7.3      7.6      8.1      8.6      9.0

Net Credit Loss Ratio            0.92%    1.17%    1.12%    1.24%    1.43%    1.33%    1.23%

Loans 90+ Days Past Due:
  In millions of dollars       $  316   $  324   $  384   $  498   $  513   $  509   $  450
  %                              1.57%    1.64%    1.87%    2.28%    2.31%    2.17%    1.87%

                                  3Q 1999 vs.      YTD        YTD        YTD 3Q 1999 vs.
                               3Q 1998 Increase/   3Q         3Q       YTD 3Q 1998 Increase/
                                  (Decrease)      1998       1999          (Decrease)
                               ----------------  ------     ------     ---------------------
Total Revenues, Net of
  Interest Expense                    26%        $1,338     $1,641            23%
Adjusted Operating Expenses           35%           727        866            19%
Provision for Loan Losses             22%           177        254            44%
                                                 ------     ------
Core Income Before Taxes              16%           434        521            20%
Income Taxes                          15%           167        196            17%
                                                 ------     ------
Core Income                           17%        $  267     $  325            22%
                                                 ======     ======

Average Assets (in billions
  of dollars)                         11%        $   28     $   30             7%
                                                 ======     ======
Return on Assets                                   1.27%     1.45%
                                                 ======     ======

Average Loans (in billions
  of dollars)                         18%        $ 19.8     $ 22.9            16%
Average Customer Deposits
  (in billions of dollars)            15%        $ 35.0     $ 41.0            17%
Accounts (in millions)                23%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
  In millions of dollars              17%
  %

                                                                 citigroup[LOGO]

GLOBAL CONSUMER - International
LATIN AMERICA
(In millions of dollars)


                                     1Q       2Q       3Q       4Q       1Q       2Q       3Q
                                    1998     1998     1998     1998     1999     1999     1999
                                   ------   ------   ------   ------   ------   ------   ------
Total Revenues, Net of Interest
  Expense                          $  354   $  369   $  431   $  444   $  466   $  499   $  504
Adjusted Operating Expenses           233      248      287      300      291      299      302
Provision for Loan Losses              49       61       74       81      101      135      117
                                   ------   ------   ------   ------   ------   ------   ------
Core Income Before Taxes               72       60       70       63       74       65       85
Income Taxes                           29       23       28       25       27       22       30
                                   ------   ------   ------   ------   ------   ------   ------
Core Income                        $   43   $   37   $   42   $   38   $   47   $   43   $   55
                                   ======   ======   ======   ======   ======   ======   ======

Average Assets (in billions
  of dollars)                      $    9   $   10   $   13   $   14   $   14   $   15   $   14
                                   ======   ======   ======   ======   ======   ======   ======
Return on Assets                     1.94%    1.48%    1.28%    1.08%    1.36%    1.15%    1.56%
                                   ======   ======   ======   ======   ======   ======   ======

Average Loans (in billions
  of dollars)                      $  7.5   $  7.9   $  8.0   $  7.9   $  7.8   $  8.1   $  7.9
Average Customer Deposits
  (in billions of dollars)         $  8.9   $  9.3   $ 10.7   $ 11.8   $ 12.8   $ 13.8   $ 13.6
Accounts (in millions)                5.7      6.0      7.1      7.3      8.0      7.8      7.6

Net Credit Loss Ratio                2.45%    2.88%    3.48%    3.39%    4.74%    6.17%    5.55%

Loans 90+ Days Past Due:
  In millions of dollars           $  183   $  209   $  243   $  288   $  292   $  346   $  325
  %                                  2.38%    2.61%    3.05%    3.60%    3.75%    4.32%    4.10%

                                      3Q 1999 vs.        YTD        YTD        YTD 3Q 1999 vs.
                                   3Q 1998 Increase/     3Q         3Q      YTD 3Q 1998 Increase/
                                      (Decrease)        1998       1999          (Decrease)
                                   -----------------   ------     ------    ---------------------
Total Revenues, Net of Interest
  Expense                                 17%          $1,154     $1,469            27%
Adjusted Operating Expenses                5%             768        892            16%
Provision for Loan Losses                 58%             184        353            92%
                                                       ------     ------
Core Income Before Taxes                  21%             202        224            11%
Income Taxes                               7%              80         79            (1%)
                                                       ------     ------
Core Income                               31%          $  122     $  145            19%
                                                       ======     ======

Average Assets (in billions
  of dollars)                              8%          $   11     $   14            27%
                                                       ======     ======
Return on Assets                                         1.48%      1.38%
                                                       ======     ======

Average Loans (in billions
  of dollars)                             (1%)         $  7.8     $  7.9             1%
Average Customer Deposits
  (in billions of dollars)                27%          $  9.7     $ 13.4            38%
Accounts (in millions)                     7%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
  In millions of dollars                  34%
  %

GLOBAL CONSUMER
e-CITI (1)
(In millions of dollars)                                         citigroup[LOGO]

                                                                                                                 3Q 1999 vs.
                                            1Q        2Q        3Q        4Q        1Q        2Q        3Q    3Q 1998 Increase/
                                           1998      1998      1998      1998      1999      1999      1999      (Decrease)
                                          ------    ------    ------    ------    ------    ------    ------  -----------------
Total Revenues, Net of Interest Expense   $   30    $   34    $   38    $   47    $   54    $   55    $   57         50%
Adjusted Operating Expenses                   78        93        91       116       113       126       140         54%
Provision for Loan Losses                      1         1        --         1         1         1         1         NM
                                          ------    ------    ------    ------    ------    ------     -----
Core Income Before Tax Benefits              (49)      (60)      (53)      (70)      (60)      (72)      (84)       (58%)
Income Tax Benefits                          (19)      (24)      (20)      (28)      (24)      (29)      (33)       (65%)
                                          ------    ------    ------    ------    ------    ------     -----
Core Income                               $  (30)   $  (36)   $  (33)   $  (42)   $  (36)   $  (43)   $  (51)       (55%)
                                          ======    ======    ======    ======    ======    ======     =====

                                            YTD       YTD      YTD 3Q 1999 vs.
                                            3Q        3Q    YTD 3Q 1998 Increase/
                                           1998      1999         (Decrease)
                                          ------    ------  ---------------------
Total Revenues, Net of Interest Expense   $  102    $  166            63%
Adjusted Operating Expenses                  262       379            45%
Provision for Loan Losses                      2         3            50%
                                          ------    ------
Core Income Before Tax Benefits             (162)     (216)          (33%)
Income Tax Benefits                          (63)      (86)          (37%)
                                          ------    ------
Core Income                               $  (99)   $ (130)          (31%)
                                          ======    ======

(1) Includes development of electronic banking initiatives.
NM - Not meaningful

GLOBAL CONSUMER
OTHER (1)
(In millions of dollars)

                                                                                                                 3Q 1999 vs.
                                            1Q        2Q        3Q        4Q        1Q        2Q        3Q    3Q 1998 Increase/
                                           1998      1998      1998      1998      1999      1999      1999      (Decrease)
                                          ------    ------    ------    ------    ------    ------    ------  -----------------
Total Revenues, Net of Interest Expense   $   26    $   22    $   24    $   28    $   30    $   24    $   14        (42%)
Adjusted Operating Expenses                   23        37        65        92        61        67        33        (49%)
                                          ------    ------    ------    ------    ------    ------     ------
Core Income Before Tax Benefits                3       (15)      (41)      (64)      (31)      (43)      (19)        54%
Income Tax Benefits                            3        (5)      (17)      (21)      (12)      (13)       (6)        65%
                                          ------    ------    ------    ------    ------    ------     ------
Core Income                               $   --    $  (10)   $  (24)   $  (43)   $  (19)   $  (30)   $  (13)        46%
                                          ======    ======    ======    ======    ======    ======     ======

                                            YTD       YTD       YTD 3Q 1999 vs.
                                            3Q        3Q    YTD 3Q 1998 Increase/
                                           1998      1999         (Decrease)
                                          ------    ------  ---------------------
Total Revenues, Net of Interest Expense   $   72    $   68            (6%)
Adjusted Operating Expenses                  125       161            29%
                                          ------    ------
Core Income Before Tax Benefits              (53)      (93)          (75%)
Income Tax Benefits                          (19)      (31)          (63%)
                                          ------    ------
Core Income                               $  (34)   $  (62)          (82%)
                                          ======    ======

(1) Includes unallocated marketing and staff expenses.

GLOBAL CORPORATE AND INVESTMENT BANK
SALOMON SMITH BARNEY - Page 1
(In millions of dollars)
(Excluding Asset Management division)                            citigroup[LOGO]

                                                                                                                     3Q 1999 vs.
                                                   1Q       2Q       3Q       4Q        1Q        2Q        3Q    3Q 1998 Increase/
                                                  1998     1998     1998     1998      1999      1999      1999       (Decrease)
                                                 ------   ------   ------   ------    ------    ------    ------  -----------------
Revenues:
  Commissions                                    $  793   $  781   $  794    $  835    $  900    $  903    $  812          2%
  Asset management and administration fees          300      344      350       331       377       400       431         23%
  Investment banking                                616      633      514       518       655       762       760         48%
  Principal transactions                            779      315   (1,332)      123       974       698       328        125%
  Other income                                       28       44       28        79        65        49        65        132%
                                                 ------   ------   ------    ------    ------    ------    ------
     Total non-interest revenues                  2,516    2,117      354     1,886     2,971     2,812     2,396        577%
                                                 ------   ------   ------    ------    ------    ------    ------
  Interest and dividends                          3,316    3,466    3,336     2,775     2,611     2,864     2,809        (16%)
  Interest expense                                2,914    3,060    3,005     2,454     2,241     2,407     2,414        (20%)
                                                 ------   ------   ------    ------    ------    ------    ------
     Net interest and dividends                     402      406      331       321       370       457       395         19%
                                                 ------   ------   ------    ------    ------    ------    ------
        Total revenues, net of interest expense   2,918    2,523      685     2,207     3,341     3,269     2,791        307%
                                                 ------   ------   ------    ------    ------    ------    ------
Non-interest expenses:
  Compensation and benefits                       1,682    1,501      876     1,619     1,794     1,707     1,556         78%
  Communications                                    115      113      116       123       117       111       123          6%
  Occupancy and equipment                           101      102      101       110       106       104       109          8%
  Floor brokerage and other production              112      108      111       122       101       125       113          2%
  Other operating and administrative expenses       197      157      122       214       220       261       206         69%
                                                 ------   ------   ------    ------    ------    ------    ------
        Total non-interest expenses               2,207    1,981    1,326     2,188     2,338     2,308     2,107         59%
                                                 ------   ------   ------    ------    ------    ------    ------
Core Income before income taxes                     711      542     (641)       19     1,003       961       684        207%
Provision for income taxes                          268      194     (245)        6       355       351       252        203%
                                                 ------   ------   ------    ------    ------    ------    ------
    Core Income                                  $  443   $  348   $ (396)   $   13    $  648    $  610    $  432        209%
                                                 ======   ======   ======    ======    ======    ======    ======

Total equity  (in billions of dollars) (1)       $  8.9   $  9.3   $  8.7    $  8.8    $  9.6    $  9.6    $  9.9*        14%
Return on equity (1)                               23.1%    18.2%   (14.5%)     3.4%     31.4%     29.1%     21.4%
Pre-tax profit margin                              24.4%    21.5%   (93.6%)     0.9%     30.0%     29.4%     24.5%
Non-compensation expenses as a percent of
   net revenues                                    18.0%    19.0%    65.7%     25.8%     16.3%     18.4%     19.7%

                                                   YTD       YTD       YTD 3Q 1999 vs.
                                                   3Q        3Q    YTD 3Q 1998 Increase/
                                                  1998      1999         (Decrease)
                                                 ------    ------  ---------------------
Revenues:
  Commissions                                    $2,368    $2,615           10%
  Asset management and administration fees          994     1,208           22%
  Investment banking                              1,763     2,177           23%
  Principal transactions                           (238)    2,000          940%
  Other income                                      100       179           79%
                                                 ------    ------
     Total non-interest revenues                  4,987     8,179           64%
                                                 ------    ------
  Interest and dividends                         10,118     8,284          (18%)
  Interest expense                                8,979     7,062          (21%)
                                                 ------    ------
     Net interest and dividends                   1,139     1,222            7%
                                                 ------    ------
        Total revenues, net of interest expense   6,126     9,401           53%
                                                 ------    ------
Non-interest expenses:
  Compensation and benefits                       4,059     5,057           25%
  Communications                                    344       351            2%
  Occupancy and equipment                           304       319            5%
  Floor brokerage and other production              331       339            2%
  Other operating and administrative expenses       476       687           44%
                                                 ------    ------
        Total non-interest expenses               5,514     6,753           22%
                                                 ------    ------
Core Income before income taxes                     612     2,648          333%
Provision for income taxes                          217       958          341%
                                                 ------    ------
    Core Income                                  $  395    $1,690          328%
                                                 ======    ======

Total equity  (in billions of dollars) (1)
Return on equity (1)                                8.8%     27.2%
Pre-tax profit margin                              10.0%     28.2%
Non-compensation expenses as a percent of
   net revenues                                    23.8%     18.0%

(1) Total equity and return on equity (core income) for Salomon Smith Barney in total (includes Salomon Smith Barney Asset Management).

* Preliminary.

GLOBAL CORPORATE AND INVESTMENT BANK
SALOMON SMITH BARNEY - Page 2
(In millions of dollars)                                         citigroup[LOGO]

                                                     1Q          2Q          3Q          4Q          1Q          2Q          3Q
                                                    1998        1998        1998        1998        1999        1999        1999
                                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
Client Assets (in billions of dollars)
Assets under fee-based management:
    Financial Consultant (FC) managed accounts   $    13.3   $    14.3   $    13.8   $    16.5   $    18.6   $    20.2   $    21.4
    Consulting Group externally managed assets        67.1        69.3        63.9        71.9        73.1        76.8        74.6
                                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
        Total assets under fee-based management  $    80.4   $    83.6   $    77.7   $    88.4   $    91.7   $    97.0   $    96.0
                                                 =========   =========   =========   =========   =========   =========   =========

Total client assets                              $   703.0   $   724.3   $   697.5   $   773.8   $   816.0   $   852.1   $   844.6

Private Client
Registered Financial Consultants                    10,321      10,494      10,573      10,803      10,918      11,032      11,086
Annualized retail gross production per FC (000)  $     452   $     441   $     431   $     413   $     481   $     477   $     465
Domestic retail offices                                432         439         442         449         457         467         472

Investment Banking and Public Finance
Underwriting (full credit to lead mgr.):
    Debt and equity
        Global volume                            $72,073.3   $80,556.7   $48,436.7   $53,515.3   $92,101.9   $82,203.5   $75,115.3
        Global market share                            9.8%       11.1%        8.6%        9.5%       10.0%        9.7%       10.4%
        Rank                                             4           2           3           2           2           2           2

        U.S. volume                              $65,054.9   $71,902.1   $42,305.4   $46,235.9   $73,852.3   $67,089.3   $57,427.2
        U.S. market share                             13.0%       14.1%       10.6%       12.0%       13.6%       13.5%       13.3%
        Rank                                             2           2           3           2           2           2           2

    Municipals (1)
        Volume                                   $ 8,319.1   $10,913.8   $ 9,553.1   $ 7,180.0   $ 7,271.4   $ 5,309.1   $ 8,196.3
        Market share                                  11.8%       14.2%       14.7%       10.5%       12.5%        9.4%       15.4%
        Rank                                             1           1           1           2           1           2           1

Capital Markets/Research
Number of institutional salespeople (2)                877         854         869         884         796         830         854
Number of stocks in which markets are made           1,464       1,465       1,418       1,329       1,305       1,296       1,305
% of S&P sectors covered by research                    99%         99%         99%         98%         98%         98%         98%

                                                    3Q 1999 vs.          YTD          YTD         YTD 3Q 1999 vs.
                                                 3Q 1998 Increase/       3Q           3Q      YTD 3Q 1998 Increase/
                                                     (Decrease)         1998         1999           (Decrease)
                                                 -----------------   ----------   ----------  ---------------------
Client Assets (in billions of dollars)
Assets under fee-based management:
    Financial Consultant (FC) managed accounts           55%
    Consulting Group externally managed assets           17%

        Total assets under fee-based management          24%


Total client assets                                      21%

Private Client
Registered Financial Consultants                          5%
Annualized retail gross production per FC (000)           8%         $      431   $      474            10%
Domestic retail offices                                   7%

Investment Banking and Public Finance
Underwriting (full credit to lead mgr.):
    Debt and equity
        Global volume                                    55%         $201,066.7   $249,420.7            24%
        Global market share                                                 9.9%        10.0%
        Rank                                                                  2            2

        U.S. volume                                      36%         $179,262.4   $198,368.8            11%
        U.S. market share                                                  12.7%        13.5%
        Rank                                                                  2            2

    Municipals (1)
        Volume                                          (14%)        $ 28,786.0   $ 20,776.8           (28%)
        Market share                                                       13.6%        12.4%
        Rank                                                                  1            1

Capital Markets/Research
Number of institutional salespeople (2)                  (2%)
Number of stocks in which markets are made               (8%)
% of S&P sectors covered by research

(1) Total long term excluding private placement.
(2) Excludes institutional salespeople at Nikko in the 1999 nine months.

GLOBAL CORPORATE AND INVESTMENT BANK
EMERGING MARKETS
(In millions of dollars)                                         citigroup[LOGO]


                                                   1Q        2Q         3Q         4Q         1Q         2Q        3Q
                                                  1998      1998       1998       1998       1999       1999      1999
                                                 ------    ------     ------     ------     ------     ------    ------
Total Revenues, Net of Interest Expense          $  959    $  974     $  723     $  976     $1,139     $1,092    $1,051
Adjusted Operating Expenses                         478       507        515        515        506        508       521
Provision for Loan Losses                            62        79        198         85        115        110        32
                                                 ------    ------     ------     ------     ------     ------    ------
Core Income Before Taxes and Minority Interest      419       388         10        376        518        474       498
Income Taxes                                        157       146          3        139        194        178       189
Minority Interest, Net of Tax                        --        --         --         --          1          2         1
                                                 ------    ------     ------     ------     ------     ------    ------
Core Income                                      $  262    $  242     $    7     $  237     $  323     $  294    $  308
                                                 ======    ======     ======     ======     ======     ======    ======

Average Assets (in billions of dollars)          $   75    $   75     $   78     $   83     $   81     $   83    $   82
                                                 ======    ======     ======     ======     ======     ======    ======
Return on Assets                                   1.42%     1.29%      0.04%      1.13%      1.62%      1.42%     1.49%
                                                 ======    ======     ======     ======     ======     ======    ======

                                                    3Q 1999 vs.        YTD        YTD      YTD 3Q 1999 vs.
                                                  3Q 1998 Increase/    3Q         3Q    YTD 3Q 1998 Increase/
                                                     (Decrease)       1998       1999        (Decrease)
                                                  ----------------   ------     ------  ---------------------
Total Revenues, Net of Interest Expense                  45%         $2,656     $3,282           24%
Adjusted Operating Expenses                               1%          1,500      1,535            2%
Provision for Loan Losses                               (84%)           339        257          (24%)
                                                                     ------     ------
Core Income Before Taxes and Minority Interest           NM             817      1,490           82%
Income Taxes                                             NM             306        561           83%
Minority Interest, Net of Tax                            NM              --          4           NM
                                                                     ------     ------
Core Income                                              NM          $  511     $  925           81%
                                                                     ======     ======

Average Assets (in billions of dollars)                   5%         $   76     $   82            8%
                                                                     ======     ======
Return on Assets                                                       0.90%      1.51%
                                                                     ======     ======

GLOBAL CORPORATE AND INVESTMENT BANK
GLOBAL RELATIONSHIP BANKING
(In millions of dollars)


                                                   1Q        2Q         3Q         4Q         1Q         2Q        3Q
                                                  1998      1998       1998       1998       1999       1999      1999
                                                 ------    ------     ------     ------     ------     ------    ------
Total Revenues, Net of Interest Expense          $  989    $1,151     $  827     $  947     $1,090     $1,008    $  985
Adjusted Operating Expenses                         735       827        806        802        780        758       740
Provision for Loan Losses                             3       (51)        34        (16)        (4)        --         5
                                                 ------    ------     ------     ------     ------     ------    ------
Core Income Before Taxes                            251       375        (13)       161        314        250       240
Income Taxes                                         92       137         (4)        59        116         91        87
                                                 ------    ------     ------     ------     ------     ------    ------
Core Income                                      $  159    $  238     $   (9)    $  102     $  198     $  159    $  153
                                                 ======    ======     ======     ======     ======     ======    ======

Average Assets (in billions of dollars)          $   89    $   92     $   93     $   93     $   87     $   80    $   75
                                                 ======    ======     ======     ======     ======     ======    ======
Return on Assets                                   0.72%     1.04%        --       0.44%      0.92%      0.80%     0.81%
                                                 ======    ======     ======     ======     ======     ======    ======

                                                    3Q 1999 vs.        YTD        YTD      YTD 3Q 1999 vs.
                                                  3Q 1998 Increase/    3Q         3Q    YTD 3Q 1998 Increase/
                                                     (Decrease)       1998       1999        (Decrease)
                                                  ----------------   ------     ------  ---------------------
Total Revenues, Net of Interest Expense                  19%         $2,967     $3,083            4%
Adjusted Operating Expenses                              (8%)         2,368      2,278           (4%)
Provision for Loan Losses                               (85%)           (14)         1          107%
                                                                     ------     ------
Core Income Before Taxes                                 NM             613        804           31%
Income Taxes                                             NM             225        294           31%
                                                                     ------     ------
Core Income                                              NM          $  388     $  510           31%
                                                                     ======     ======

Average Assets (in billions of dollars)                 (19%)        $   91     $   81          (11%)
                                                                     ======     ======
Return on Assets                                                       0.57%      0.84%
                                                                     ======     ======

NM Not meaningful

GLOBAL CORPORATE AND INVESTMENT BANK
TRAVELERS PROPERTY CASUALTY - COMMERCIAL LINES
(In millions of dollars)                                         citigroup[LOGO]


                                                      1Q          2Q          3Q          4Q          1Q          2Q          3Q
                                                     1998        1998        1998        1998        1999        1999        1999
                                                   --------    --------    --------    --------    --------    --------    --------
REVENUES, NET OF INTEREST EXPENSE *                $  1,619    $  1,584    $  1,604    $  1,674    $  1,534    $  1,558    $  1,578

CORE INCOME                                        $    171    $    174    $    177    $    201    $    189    $    201    $    255

Net written premiums by market:
National accounts                                  $  186.6    $  121.6    $  175.3    $  140.9    $  149.9    $  101.4    $  148.8
Commercial accounts                                   462.6       440.8       446.0       450.7       443.6       440.1       469.9
Select accounts                                       378.6       393.7       365.7       356.3       372.3       393.4       355.4
Specialty accounts                                    184.0       164.7       181.2       164.8       148.2       159.8       158.4
                                                   --------    --------    --------    --------    --------    --------    --------
   Total net written premiums                      $1,211.8    $1,120.8    $1,168.2     1,112.7    $1,114.0    $1,094.7    $1,132.5
                                                   ========    ========    ========    ========    ========    ========    ========

Statutory ratio development:
Earned premiums                                    $1,126.2    $1,093.6    $1,139.2     1,157.8    $1,072.7    $1,100.8    $1,110.3

Losses and loss adjustment expenses (1)               880.5       864.2       896.6       906.3       817.5       827.2       928.8
Other underwriting expenses                           346.0       345.6       341.7       336.4       317.9       333.8       349.8
                                                   --------    --------    --------    --------    --------    --------    --------
   Total deductions                                 1,226.5     1,209.8     1,238.3     1,242.7     1,135.4     1,161.0     1,278.6
                                                   --------    --------    --------    --------    --------    --------    --------

Statutory underwriting loss                        $ (100.3)   $ (116.2)   $  (99.1)   $  (84.9)   $  (62.7)   $  (60.2)   $ (168.3)
                                                   ========    ========    ========    ========    ========    ========    ========

Statutory combined ratio: (1), (2)
Loss and loss adjustment expense ratio                 78.2%       79.0%       78.7%       78.3%       76.2%       75.1%       83.7%
Other underwriting expense ratio                       28.6%       30.8%       29.3%       30.2%       28.5%       30.5%       30.9%
                                                   --------    --------    --------    --------    --------    --------    --------
   Combined ratio                                     106.8%      109.8%      108.0%      108.5%      104.7%      105.6%      114.6%
                                                   ========    ========    ========    ========    ========    ========    ========

Net investment income (pre-tax)                    $  412.5    $  424.3    $  411.8    $  460.7    $  412.6    $  410.5    $  420.2
Effective tax rate on net investment income            28.0%       27.5%       26.9%       27.6%       26.6%       26.5%       26.7%
Catastrophe losses, net of reinsurance (after-tax) $     --    $   10.4    $   14.9    $     --    $     --    $    9.9    $   17.4

                                                      3Q 1999 vs.        YTD         YTD        YTD 3Q 1999 vs.
                                                   3Q 1998 Increase/     3Q          3Q      YTD 3Q 1998 Increase/
                                                      (Decrease)        1998        1999           (Decrease)
                                                   -----------------  --------    --------   ---------------------
REVENUES, NET OF INTEREST EXPENSE *                       (2%)        $  4,807    $  4,670            (3%)

CORE INCOME                                               44%         $    522    $    645            24%

Net written premiums by market:
National accounts                                        (15%)        $  483.5    $  400.1           (17%)
Commercial accounts                                        5%          1,349.4     1,353.6            --
Select accounts                                           (3%)         1,138.0     1,121.1            (1%)
Specialty accounts                                       (13%)           529.9       466.4           (12%)
                                                                      --------    --------
   Total net written premiums                             (3%)        $3,500.8    $3,341.2            (5%)
                                                                      ========    ========

Statutory ratio development:
Earned premiums                                           (3%)        $3,359.0    $3,283.8            (2%)

Losses and loss adjustment expenses (1)                    4%          2,641.3     2,573.5            (3%)
Other underwriting expenses                                2%          1,033.3     1,001.5            (3%)
                                                                      --------    --------
   Total deductions                                        3%          3,674.6     3,575.0            (3%)
                                                                      --------    --------

Statutory underwriting loss                               70%         $ (315.6)   $ (291.2)            8%
                                                                      ========    ========

Statutory combined ratio: (1), (2)
Loss and loss adjustment expense ratio                                    78.6%       78.4%
Other underwriting expense ratio                                          29.5%       30.0%
                                                                      --------    --------
   Combined ratio                                                        108.1%      108.4%
                                                                      ========    ========

Net investment income (pre-tax)                            2%         $1,248.6    $1,243.3            --
Effective tax rate on net investment income                               27.5%       26.6%
Catastrophe losses, net of reinsurance (after-tax)        17%         $   25.3    $   27.3             8%

(1) The 1999 third quarter and nine months include the effects of a settlement of an asbestos liability, which increased losses and loss adjustment expenses, for statutory purposes only, by $105.2 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 third quarter were 74.2%, 30.9% and 105.1%, respectively, and for the 1999 nine months were 75.2%, 30.0% and 105.2%, respectively.
(2)   Before policyholder dividends.

*     Excludes realized gains

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
SSB CITI ASSET MANAGEMENT GROUP
(In millions of dollars)                                         citigroup[LOGO]


                                                                  1Q        2Q        3Q        4Q        1Q        2Q        3Q
                                                                 1998      1998      1998      1998      1999      1999      1999
                                                               -------   -------   -------   -------   -------   -------   -------
Revenues:
    Investment advisory, admin. & distribution fees            $   288   $   304   $   301   $   317   $   341   $   339   $   344
    Unit Investment Trust revenues - net                            13         7        17         4         9        10        21
    Other revenues                                                  12         6         8        13        12        15        10
                                                               -------   -------   -------   -------   -------   -------   -------
         Total revenues                                            313       317       326       334       362       364       375
    Interest expense                                                 8         7         8         8         8         7         8
                                                               -------   -------   -------   -------   -------   -------   -------
         Total revenues, net of interest expense                   305       310       318       326       354       357       367
                                                               -------   -------   -------   -------   -------   -------   -------
Expenses:
    Employee compensation and benefits                              85        86        95       118       107       100       110
    Mutual fund commission expense                                  35        32        31        28        30        28        34
    Other expenses                                                  72        79        80        94        86        90        88
                                                               -------   -------   -------   -------   -------   -------   -------
         Total expenses                                            192       197       206       240       223       218       232
                                                               -------   -------   -------   -------   -------   -------   -------
Core income before income taxes                                    113       113       112        86       131       139       135
Provision for income taxes                                          44        45        45        34        51        55        53
                                                               -------   -------   -------   -------   -------   -------   -------
Core income                                                    $    69   $    68   $    67   $    52   $    80   $    84   $    82
                                                               =======   =======   =======   =======   =======   =======   =======

Pre-tax profit margin                                             37.0%     36.5%     35.2%     26.4%     37.0%     38.9%     36.8%

Assets Under Management
(in billions of dollars):
Money market and institutional liquidity funds
    Retail                                                     $  57.1   $  56.6   $  60.9   $  64.3   $  68.8   $  67.8   $  69.0
    Institutional                                                 10.4       9.6      10.9      13.5      16.9      15.2      16.6
                                                               -------   -------   -------   -------   -------   -------   -------
         Total money market and institutional liquidity funds     67.5      66.2      71.8      77.8      85.7      83.0      85.6
                                                               -------   -------   -------   -------   -------   -------   -------
Long-term mutual funds:
    Equity / Balanced                                             42.5      43.4      37.5      42.5      43.8      45.7      44.7
    Taxable Fixed Income                                          26.3      28.5      29.6      31.3      31.0      32.1      30.5
    Tax Exempt Fixed Income                                        9.6       9.8      10.4      10.8      10.9      10.2       9.7
    Annuities                                                      3.7       3.3       3.1       3.7       4.1       4.5       4.6
                                                               -------   -------   -------   -------   -------   -------   -------
         Total long-term mutual funds                             82.1      85.0      80.6      88.3      89.8      92.5      89.5
                                                               -------   -------   -------   -------   -------   -------   -------
Managed accounts:
    Private client                                                33.3      35.0      35.4      40.0      43.2      46.3      47.5
    Institutional                                                 75.4      81.3      79.9      93.7      91.4      95.6      96.2
                                                               -------   -------   -------   -------   -------   -------   -------
         Total managed accounts                                  108.7     116.3     115.3     133.7     134.6     141.9     143.7
                                                               -------   -------   -------   -------   -------   -------   -------
Alternative Investment Strategies                                 22.4      24.0      26.3      27.2      28.1      30.0      32.6
                                                               =======   =======   =======   =======   =======   =======   =======

Total assets under management (1)                              $ 280.7   $ 291.5   $ 294.0   $ 327.0   $ 338.2   $ 347.4   $ 351.4
                                                               =======   =======   =======   =======   =======   =======   =======

Unit Investment Trusts held in client accounts                 $  13.1   $  12.9   $  12.4   $  13.2   $  13.2   $  13.3   $  12.8
Number of Morningstar 4- and 5-star funds                           23        25        24        24        22        17        20

                                                                   3Q 1999 vs.       YTD      YTD      YTD 3Q 1999 vs.
                                                                3Q 1998 Increase/    3Q       3Q    YTD 3Q 1998 Increase/
                                                                   (Decrease)       1998     1999        (Decrease)
                                                                ----------------- -------  -------  ---------------------
Revenues:
    Investment advisory, admin. & distribution fees                     14%       $   893  $ 1,024           15%
    Unit Investment Trust revenues - net                                24%            37       40            8%
    Other revenues                                                      25%            26       37           42%
                                                                                  -------  -------
         Total revenues                                                 15%           956    1,101           15%
    Interest expense                                                    --             23       23           --
                                                                                  -------  -------
         Total revenues, net of interest expense                        15%           933    1,078           16%
                                                                                  -------  -------
Expenses:
    Employee compensation and benefits                                  16%           266      317           19%
    Mutual fund commission expense                                      10%            98       92           (6%)
    Other expenses                                                      10%           231      264           14%
                                                                                  -------  -------
         Total expenses                                                 13%           595      673           13%
                                                                                  -------  -------
Core income before income taxes                                         21%           338      405           20%
Provision for income taxes                                              18%           134      159           19%
                                                                                  -------  -------
Core income                                                             22%       $   204  $   246           21%
                                                                                  =======  =======

Pre-tax profit margin                                                                36.2%    37.6%

Assets Under Management
(in billions of dollars):
Money market and institutional liquidity funds
    Retail                                                              13%
    Institutional                                                       52%

         Total money market and institutional liquidity funds           19%

Long-term mutual funds:
    Equity / Balanced                                                   19%
    Taxable Fixed Income                                                 3%
    Tax Exempt Fixed Income                                             (7%)
    Annuities                                                           48%

         Total long-term mutual funds                                   11%

Managed accounts:
    Private client                                                      34%
    Institutional                                                       20%

         Total managed accounts                                         25%

Alternative Investment Strategies                                       24%


Total assets under management (1)                                       20%


Unit Investment Trusts held in client accounts                           3%
Number of Morningstar 4- and 5-star funds                              (17%)

(1) Includes assets managed for Global Private Banking clients.

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
GLOBAL PRIVATE BANK
(In millions of dollars)

                                                                                                    3Q 1999 vs.       YTD      YTD
                                           1Q       2Q      3Q      4Q      1Q      2Q      3Q   3Q 1998 Increase/    3Q       3Q
                                          1998     1998    1998    1998    1999    1999    1999     (Decrease)       1998     1999
                                         -----    -----   -----   -----   -----   -----   -----  -----------------  -----    -----
Total Revenues, Net of Interest Expense  $ 262    $ 283   $ 284   $ 293   $ 272   $ 298   $ 302           6%        $ 829    $ 872
Adjusted Operating Expenses                175      178     178     183     173     179     183           3%          531      535
Provision for Loan Losses                   (7)      --       1      11       8       2       2         100%           (6)      12
                                         -----    -----   -----   -----   -----   -----   -----                     -----    -----
Core Income Before Taxes                    94      105     105      99      91     117     117          11%          304      325
Income Taxes                                36       40      39      37      34      44      44          13%          115      122
                                         -----    -----   -----   -----   -----   -----   -----                     -----    -----
Core Income                              $  58    $  65   $  66   $  62   $  57   $  73   $  73          11%        $ 189    $ 203
                                         =====    =====   =====   =====   =====   =====   =====                     =====    =====

Average Assets (in billions of dollars)  $  16    $  16   $  17   $  18   $  18   $  19   $  21          24%        $  16    $  19
                                         =====    =====   =====   =====   =====   =====   =====                     =====    =====
Return on Assets                          1.47%    1.63%   1.54%   1.37%   1.28%   1.54%   1.38%                     1.58%    1.43%
                                         =====    =====   =====   =====   =====   =====   =====                     =====    =====

                                             YTD 3Q 1999 vs.
                                          YTD 3Q 1998 Increase/
                                                (Decrease)
                                          ---------------------
Total Revenues, Net of Interest Expense              5%
Adjusted Operating Expenses                          1%
Provision for Loan Losses                          300%

Core Income Before Taxes                             7%
Income Taxes                                         6%

Core Income                                          7%


Average Assets (in billions of dollars)             19%

Return on Assets


INVESTMENT ACTIVITIES
(In millions of dollars)                                         citigroup[LOGO]

                                                                                                           3Q 1999 vs.        YTD
                                    1Q        2Q        3Q        4Q         1Q        2Q        3Q     3Q 1998 Increase/     3Q
                                   1998      1998      1998      1998       1999      1999      1999        (Decrease)       1998
                                 --------  --------  --------  --------   --------  --------  --------  -----------------  --------
Core Income:
    Proprietary Investments (1)  $    170  $    165  $     60  $    (54)  $     57    $  133  $    179         198%        $    395
    LDC Debt Sales/Refinancing        145       123        15        19         15        11        11         (27%)            283
    Portfolio Gains                    87        28        25        50         18        19         4         (84%)            140
                                 --------  --------  --------  --------   --------  --------  --------                     --------
         Total Core Income       $    402  $    316  $    100  $     15   $     90    $  163  $    194          94%        $    818
                                 ========  ========  ========  ========   ========  ========  ========                     ========

                                      YTD       YTD 3Q 1999 vs.
                                      3Q     YTD 3Q 1998 Increase/
                                     1999         (Decrease)
                                   --------  ---------------------
Core Income:
    Proprietary Investments (1)    $    369           (7%)
    LDC Debt Sales/Refinancing           37          (87%)
    Portfolio Gains                      41          (71%)
                                   --------
         Total Core Income         $    447          (45%)
                                   ========

(1) Includes Venture Capital Activities and certain other corporate investments.


                                                              1Q        2Q        3Q        4Q         1Q        2Q        3Q
INVESTMENT PORTFOLIO (1)                                     1998      1998      1998      1998       1999      1999      1999
                                                           --------  --------  --------  --------   --------  --------  --------
Fixed-income investments:
   Available for sale, at market:
         Mortgage-backed securities - principally
              obligations of U.S. Government agencies      $  8,726  $  8,693  $  9,663  $  9,599   $  9,595  $  9,294  $  9,058
         U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies           3,912     4,281     4,977     4,144      3,728     3,324     2,983
         Corporates (including redeemable preferreds)        27,428    27,176    26,796    26,437     27,346    27,504    27,606
         Obligations of states and political subdivisions     9,124    10,107    10,854    10,977     11,023    10,672    10,362
         Debt securities issued by foreign governments        1,339     1,166       997     1,603      1,822     1,842     1,631
    Held to maturity, at amortized cost                          38        36        33        30         28        26        24
                                                           --------  --------  --------  --------   --------  --------  --------
         Total fixed income                                  50,567    51,459    53,320    52,790     53,542    52,662    51,664
Equity securities, at market                                  1,541     1,503     1,368     1,423      1,685     1,819     1,905
Short-term and other                                          6,709     6,179     7,477     5,757      6,651     5,301     5,524
                                                           --------  --------  --------  --------   --------  --------  --------
    Total investments held by Insurance companies (2)        58,817    59,141    62,165    59,970     61,878    59,782    59,093
Proprietary Investments                                       4,347     4,637     4,606     4,732      4,633     4,835     6,099
LDC Debt                                                      5,099     3,941     3,148     3,194      3,290     3,271     3,219
Refinancing                                                     121       118       125        92         90        89        87
                                                           --------  --------  --------  --------   --------  --------  --------

         Total invested assets                             $ 68,384  $ 67,837  $ 70,044  $ 67,988   $ 69,891  $ 67,977  $ 68,498
                                                           ========  ========  ========  ========   ========  ========  ========

After tax unrealized gains / (losses) on invested assets   $  1,782  $  1,582  $  1,552  $  1,358   $  1,041  $    197  $   (154)
                                                           ========  ========  ========  ========   ========  ========  ========

                                                               3Q 1999 vs.
                                                            3Q 1998 Increase/
INVESTMENT PORTFOLIO (1)                                        (Decrease)
                                                            -----------------
Fixed-income investments:
   Available for sale, at market:
         Mortgage-backed securities - principally
              obligations of U.S. Government agencies               (6%)
         U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies                (40%)
         Corporates (including redeemable preferreds)                3%
         Obligations of states and political subdivisions           (5%)
         Debt securities issued by foreign governments              64%
    Held to maturity, at amortized cost                            (27%)
         Total fixed income                                         (3%)
Equity securities, at market                                        39%
Short-term and other                                               (26%)
    Total investments held by Insurance companies (2)               (5%)
Proprietary Investments                                             32%
LDC Debt                                                             2%
Refinancing                                                        (30%)

         Total invested assets                                      (2%)

After tax unrealized gains / (losses) on invested assets          (110%)

(1)   Excluding certain investments held by operating banking segments.
(2) Interest and dividend income from investments held by insurance companies is included in the operating segments and not included in Core Income above.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)                                         citigroup[LOGO]


                                                                      1Q        2Q         3Q         4Q        1Q         2Q
                                                                     1998      1998       1998       1998      1999       1999
                                                                   --------  --------   --------   --------  --------   --------
Revenues
    Loan interest, including fees                                  $  5,344  $  5,625   $  5,884   $  5,690  $  5,888   $  5,614
    Other interest and dividends                                      5,787     6,010      5,926      5,973     5,414      5,449
    Insurance premiums                                                2,340     2,395      2,423      2,692     2,526      2,616
    Commissions and fees                                              2,953     3,069      2,995      2,901     2,872      3,153
    Principal transactions                                            1,365       878     (1,016)       553     1,770      1,272
    Asset management and administration fees (1)                        498       553        563        678       955      1,003
    Realized gains (losses) from sales of investments                   378       332        (16)       146        53        188
    Other income                                                        772     1,099        835        806     1,043      1,141
                                                                   --------  --------   --------   --------  --------   --------
         Total revenues                                              19,437    19,961     17,594     19,439    20,521     20,436
         Interest expense                                             6,641     6,996      7,173      6,685     6,451      6,056
                                                                   --------  --------   --------   --------  --------   --------
         Total revenues, net of interest expense                     12,796    12,965     10,421     12,754    14,070     14,380
                                                                   --------  --------   --------   --------  --------   --------

Provisions for Benefits, Claims, and Credit Losses
    Policyholder benefits and claims                                  1,994     2,047      2,099      2,225     2,048      2,151
    Provision for credit losses                                         595       656        826        674       729        790
                                                                   --------  --------   --------   --------  --------   --------
         Total provisions for benefits, claims, and credit losses     2,589     2,703      2,925      2,899     2,777      2,941
                                                                   --------  --------   --------   --------  --------   --------

Operating Expenses
    Non-insurance compensation and benefits                           3,491     3,429      2,819      3,597     3,755      3,615
    Insurance underwriting, acquisition and operating                   812       811        756        895       825        802
    Restructuring / Merger Items                                         --      (324)        --      1,119      (130)        47
    Other operating                                                   2,436     2,764      2,764      3,182     2,871      3,060
                                                                   --------  --------   --------   --------  --------   --------
         Total operating expenses                                     6,739     6,680      6,339      8,793     7,321      7,524
                                                                   --------  --------   --------   --------  --------   --------
Income before Income Taxes, Minority Interest and
    Cumulative Effect of Accounting Changes                           3,468     3,582      1,157      1,062     3,972      3,915
Provision for income taxes                                            1,249     1,290        375        320     1,423      1,402
Minority interest, net of income taxes                                   58        52         53         65        60         65
                                                                   --------  --------   --------   --------  --------   --------
Income before Cumulative Effect of Accounting
    Changes                                                           2,161     2,240        729        677     2,489      2,448
Cumulative effect of accounting changes                                  --        --         --         --      (127)        --
                                                                   --------  --------   --------   --------  --------   --------
Net Income                                                         $  2,161  $  2,240   $    729   $    677  $  2,362   $  2,448
                                                                   ========  ========   ========   ========  ========   ========

                                                                              3Q 1999 vs.       YTD       YTD     YTD 3Q 1999 vs.
                                                                      3Q   3Q 1998 Increase/    3Q        3Q   YTD 3Q 1998 Increase/
                                                                     1999      (Decrease)      1998      1999       (Decrease)
                                                                   ------- ----------------- -------  -------  ---------------------
Revenues
    Loan interest, including fees                                  $ 5,784        (2%)       $16,853  $17,286            3%
    Other interest and dividends                                     5,417        (9%)        17,723   16,280           (8%)
    Insurance premiums                                               2,636         9%          7,158    7,778            9%
    Commissions and fees                                             3,149         5%          9,017    9,174            2%
    Principal transactions                                             954       194%          1,227    3,996          226%
    Asset management and administration fees (1)                     1,056        88%          1,614    3,014           87%
    Realized gains (losses) from sales of investments                   35       319%            694      276          (60%)
    Other income                                                     1,066        28%          2,706    3,250           20%
                                                                   -------                   -------  -------
         Total revenues                                             20,097        14%         56,992   61,054            7%
         Interest expense                                            6,076       (15%)        20,810   18,583          (11%)
                                                                   -------                   -------  -------
         Total revenues, net of interest expense                    14,021        35%         36,182   42,471           17%
                                                                   -------                   -------  -------

Provisions for Benefits, Claims, and Credit Losses
    Policyholder benefits and claims                                 2,258         8%          6,140    6,457            5%
    Provision for credit losses                                        632       (23%)         2,077    2,151            4%
                                                                   -------                   -------  -------
         Total provisions for benefits, claims, and credit losses    2,890        (1%)         8,217    8,608            5%
                                                                   -------                   -------  -------

Operating Expenses
    Non-insurance compensation and benefits                          3,531        25%          9,739   10,901           12%
    Insurance underwriting, acquisition and operating                  770         2%          2,379    2,397            1%
    Restructuring / Merger Items                                        22        NM            (324)     (61)         (81%)
    Other operating                                                  2,938         6%          7,964    8,869           11%
                                                                   -------                   -------  -------
         Total operating expenses                                    7,261        15%         19,758   22,106           12%
                                                                   -------                   -------  -------
Income before Income Taxes, Minority Interest and
    Cumulative Effect of Accounting Changes                          3,870       234%          8,207   11,757           43%
Provision for income taxes                                           1,379       268%          2,914    4,204           44%
Minority interest, net of income taxes                                  56         6%            163      181           11%
                                                                   -------                   -------  -------
Income before Cumulative Effect of Accounting
    Changes                                                          2,435       234%          5,130    7,372           44%
Cumulative effect of accounting changes                                 --        --              --     (127)          NM
                                                                   -------                   -------  -------
Net Income                                                         $ 2,435       234%        $ 5,130  $ 7,245           41%
                                                                   =======                   =======  =======

(1) The 1999 quarters include asset management and administrative fees for Citicorp subsidiaries, previously reflected in commissions and fees.

NM - Not meaningful

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)                                         citigroup[LOGO]


                                                               1Q       2Q       3Q       4Q        1Q        2Q        3Q
                                                              1998     1998     1998     1998      1999      1999      1999
                                                            -------  -------  -------  -------   -------   -------   -------
Total Revenues, Net of Interest Expense                     $12,796  $12,965  $10,421  $12,754   $14,070   $14,380   $14,021
Effect of Credit Card Securitization Activity                   462      581      576      568       588       570       552
                                                            -------  -------  -------  -------   -------   -------   -------
Adjusted Revenues, Net of Interest Expense                   13,258   13,546   10,997   13,322    14,658    14,950    14,573

Total Operating Expenses                                      6,739    6,680    6,339    8,793     7,321     7,524     7,261
Restructuring / Merger Items (1)                                 --      324       --   (1,119)      130       (47)      (22)
                                                            -------  -------  -------  -------   -------   -------   -------
Adjusted Operating Expenses                                   6,739    7,004    6,339    7,674     7,451     7,477     7,239

Provisions for Benefits, Claims and Credit Losses             2,589    2,703    2,925    2,899     2,777     2,941     2,890
Effect of Credit Card Securitization Activity                   462      581      576      568       588       570       552
                                                            -------  -------  -------  -------   -------   -------   -------
Adjusted Provisions for Benefits, Claims and Credit Losses    3,051    3,284    3,501    3,467     3,365     3,511     3,442


Core Income Before Income Taxes and Minority Interest         3,468    3,258    1,157    2,181     3,842     3,962     3,892
Taxes on Core Income                                          1,249    1,157      375      713     1,367     1,420     1,386
Minority Interest, Net of Income Taxes                           58       52       53       65        60        65        56
                                                            -------  -------  -------  -------   -------   -------   -------
Core Income                                                   2,161    2,049      729    1,403     2,415     2,477     2,450

Restructuring / Merger Items After-tax (1)                       --      191       --     (726)       74       (29)      (15)
Cumulative Effect of Accounting Changes (2)                      --       --       --       --      (127)       --        --
                                                            -------  -------  -------  -------   -------   -------   -------
Net Income                                                  $ 2,161  $ 2,240  $   729  $   677   $ 2,362   $ 2,448   $ 2,435
                                                            =======  =======  =======  =======   =======   =======   =======

                                                                3Q 1999 vs.       YTD      YTD      YTD 3Q 1999 vs.
                                                            3Q 1998 Increase/     3Q       3Q    YTD 3Q 1998 Increase/
                                                                (Decrease)       1998     1999         (Decrease)
                                                            -----------------  -------  -------  ---------------------
Total Revenues, Net of Interest Expense                             35%        $36,182  $42,471            17%
Effect of Credit Card Securitization Activity                       (4%)         1,619    1,710             6%
                                                                               -------  -------
Adjusted Revenues, Net of Interest Expense                          33%         37,801   44,181            17%

Total Operating Expenses                                            15%         19,758   22,106            12%
Restructuring / Merger Items (1)                                    NM             324       61           (81%)
                                                                               -------  -------
Adjusted Operating Expenses                                         14%         20,082   22,167            10%

Provisions for Benefits, Claims and Credit Losses                   (1%)         8,217    8,608             5%
Effect of Credit Card Securitization Activity                       (4%)         1,619    1,710             6%
                                                                               -------  -------
Adjusted Provisions for Benefits, Claims and Credit Losses          (2%)         9,836   10,318             5%


Core Income Before Income Taxes and Minority Interest              236%          7,883   11,696            48%
Taxes on Core Income                                               270%          2,781    4,173            50%
Minority Interest, Net of Income Taxes                               6%            163      181            11%
                                                                               -------  -------
Core Income                                                        236%          4,939    7,342            49%

Restructuring / Merger Items After-tax (1)                          NM             191       30           (84%)
Cumulative Effect of Accounting Changes (2)                         --              --     (127)           NM
                                                                               -------  -------
Net Income                                                         234%        $ 5,130  $ 7,245            41%
                                                                               =======  =======

(1) Includes restructuring charge of $1,122 million pre-tax ($703 million after-tax) and merger-related expenses of $65 million in the 1998 fourth quarter, and a charge of $49 million pre-tax ($31 million after-tax) related to severance in the 1999 third quarter; credits for reversals of prior charges of $324 million pre-tax ($191 million after-tax) in the 1998 second quarter, $68 million pre-tax ($42 million after-tax) in the 1998 fourth quarter, $211 million pre-tax ($125 million after-tax) in the 1999 first quarter, and $68 million pre-tax ($41 million after-tax) in the 1999 third quarter. The 1999 third, second and first quarters also included $41 million pre-tax ($25 million after-tax), $47 million pre-tax ($29 million after-tax) and $81 million pre-tax ($51 million after-tax), respectively, of accelerated depreciation.

(2) First quarter 1999 accounting changes refer to adoption of Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3) of ($135) million; adoption of SOP 98-7, "Deposits Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.

NM - Not meaningful
                                                                 citigroup[LOGO]

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

                                    EOP                                               Average
                                   Loans          90 Days Or More Past Due (1)         Loans             Net Credit Losses (1)
                                  -------      ---------------------------------      -------      --------------------------------
                                  3Q 1999      3Q 1999      2Q 1999      3Q 1998      3Q 1999      3Q 1999      2Q 1999     3Q 1998
                                  -------      -------      -------      -------      -------      -------      -------     -------
Citibanking
  North America                   $   7.4      $    64      $    92      $   109      $   7.5      $    20      $    23     $    27
Ratio                                             0.87%        1.20%        1.25%                     1.03%        1.20%       1.35%

Mortgage Banking                     27.6          629          575          623         27.1            8           11          17
Ratio                                             2.28%        2.09%        2.69%                     0.12%        0.17%       0.29%

U.S. Bankcards                       70.1          995          954          939         69.7          773          803         805
Ratio                                             1.42%        1.36%        1.49%                     4.40%        4.63%       5.15%

Other Cards                           2.3           25           33           34          2.4           24           22          17
Ratio                                             1.09%        1.31%        1.41%                     3.82%        3.17%       2.99%

CitiFinancial                        14.6          186          172          162         14.0           71           70          71
Ratio                                             1.27%        1.26%        1.45%                     2.00%        2.14%       2.61%

Europe, Middle
   East and Africa                   17.5          953          899          955         17.2           69           70          68
Ratio                                             5.45%        5.46%        5.52%                     1.60%        1.71%       1.64%

Asia Pacific                         24.0          450          509          384         23.7           73           76          57
Ratio                                             1.87%        2.17%        1.87%                     1.23%        1.33%       1.12%

Latin America                         7.9          325          346          243          7.9          110          124          70
Ratio                                             4.10%        4.32%        3.05%                     5.55%        6.17%       3.48%

Global Private Bank                  21.1          145          162          195         19.9            2            2           1
Ratio                                             0.69%        0.88%        1.19%                     0.05%        0.05%       0.02%

Other                                 0.9            3            2            1          0.7            1            1          --
                                  -------      -------      -------      -------      -------      -------      -------     -------
Total Managed                       193.4        3,775        3,744        3,645        190.1        1,151        1,202       1,133
Ratio                                             1.95%        1.98%        2.13%                     2.40%        2.58%       2.68%

Securitization
  Activities:
Securitized Credit
  Card Receivables                  (48.5)        (704)        (652)        (614)       (47.9)        (525)        (541)       (542)
Loans Held for Sale                  (5.2)         (37)         (35)         (38)        (5.2)         (27)         (29)        (34)
                                  -------      -------      -------      -------      -------      -------      -------     -------
                                    (53.7)        (741)        (687)        (652)       (53.1)        (552)        (570)       (576)

Total Loans                       $ 139.7      $ 3,034      $ 3,057      $ 2,993      $ 137.0      $   599      $   632     $   557
                                  =======      =======      =======      =======      =======      =======      =======     =======
Ratio                                             2.17%        2.27%        2.39%                     1.73%        1.89%       1.80%

(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

                                                                 citigroup[LOGO]

DETAILS OF CREDIT LOSS EXPERIENCE
(In millions of dollars)

                                               1Q             2Q           3Q           4Q           1Q           2Q           3Q
                                              1998           1998         1998         1998         1999         1999         1999
                                             -------        ------       ------       ------       ------       ------       ------
Allowance for credit
  losses at beginning
  of period                                  $ 6,137        $6,159       $6,529       $6,604       $6,617       $6,662       $6,743
                                             -------        ------       ------       ------       ------       ------       ------
Provision for credit losses:
  Consumer                                       540           628          594          605          618          680          595
  Commercial                                      55            28          232           69          111          110           37

Gross credit losses
  Consumer                                       618           716          686          715          695          772          744
  Commercial                                      84            82          272          138          131          134          103
                                             -------        ------       ------       ------       ------       ------       ------
                                                 702           798          958          853          826          906          847
                                             -------        ------       ------       ------       ------       ------       ------
Credit recoveries
  Consumer                                       112           127          129          129          118          140          145
  Commercial                                      29            54           40           47           20           24           16
                                             -------        ------       ------       ------       ------       ------       ------
                                                 141           181          169          176          138          164          161
                                             -------        ------       ------       ------       ------       ------       ------

Net credit losses                                561           617          789          677          688          742          686
                                             -------        ------       ------       ------       ------       ------       ------
Other -- net (1)                                 (12)          331           38           16            4           33           17
                                             -------        ------       ------       ------       ------       ------       ------
Allowance for credit
  losses at end of period                    $ 6,159        $6,529       $6,604       $6,617       $6,662       $6,743       $6,706
                                             =======        ======       ======       ======       ======       ======       ======

Net consumer credit losses                   $   506        $  589       $  557       $  586       $  577       $  632       $  599
As a percentage of average
  consumer loans                                1.75%         1.93%        1.80%        1.80%        1.78%        1.89%        1.73%
Net commercial credit losses                 $    55        $   28       $  232       $   91       $  111       $  110       $   87
As a percentage of average
  commercial loans                              0.28%         0.13%        1.07%        0.39%        0.46%        0.48%        0.37%

ALLOWANCE FOR CREDIT LOSSES
Consumer (1)                                  $2,830        $3,200       $3,275       $3,310       $3,355       $3,436       $3,449
Commercial                                     3,329         3,329        3,329        3,307        3,307        3,307        3,257
                                             -------        ------       ------       ------       ------       ------       ------
  Total Allowance for
    Credit Losses                             $6,159        $6,529       $6,604       $6,617       $6,662       $6,743       $6,706
                                             =======        ======       ======       ======       ======       ======       ======

Allowance As a Percent
  of Total Loans:
Consumer                                        2.41%         2.67%        2.62%        2.50%        2.56%        2.55%        2.47%
Commercial                                      3.89%         3.80%        3.68%        3.69%        3.46%        3.38%        3.34%
Total                                           3.03%         3.15%        3.06%        2.98%        2.94%        2.90%        2.83%

(1) The 1998 second quarter reflects the addition of $320 million of credit reserves related to the acquisition of the Universal Card portfolio.

                                                                 citigroup[LOGO]

CITIGROUP SUPPLEMENTAL DATA
(In millions of dollars)

                                                  1Q           2Q           3Q           4Q           1Q           2Q           3Q
                                                 1998         1998         1998         1998         1999         1999         1999
                                                ------       ------       ------       ------       ------       ------       ------
CASH BASIS AND
  RENEGOTIATED LOANS
Commercial Cash-Basis Loans
Collateral Dependent (at
  lower of cost or
  collateral value) (1)                         $  242       $  193       $  170       $  394       $  358       $  214       $  277
Other                                            1,102        1,100        1,110        1,201        1,277        1,341        1,232
                                                ------       ------       ------       ------       ------       ------       ------
  Total Cash-Basis Loans                        $1,344       $1,293       $1,280       $1,595       $1,635       $1,555       $1,509
                                                ======       ======       ======       ======       ======       ======       ======

Commercial Cash-Basis Loans
Emerging Markets                                $  953       $  981       $  982       $1,062       $1,095       $1,197       $1,154
Global Relationship Banking                        378          300          286          268          308          279          302
Insurance Subsidiaries                              --           --           --          252          218           66           40
Investment Activities                               13           12           12           13           14           13           13
                                                ------       ------       ------       ------       ------       ------       ------
  Total Cash-Basis Loans                        $1,344       $1,293       $1,280       $1,595       $1,635       $1,555       $1,509
                                                ======       ======       ======       ======       ======       ======       ======

Commercial Renegotiated Loans                   $   61       $   45       $   48       $   45       $   47       $   50       $   68
                                                ======       ======       ======       ======       ======       ======       ======

Consumer Loans on which
  Accrual of Interest
  has been Suspended                            $2,013       $2,031       $2,107       $2,283       $2,252       $2,259       $2,214
                                                ======       ======       ======       ======       ======       ======       ======

OTHER REAL ESTATE OWNED (2)

Consumer                                        $  258       $  199       $  260       $  254       $  217       $  213       $  211
                                                ------       ------       ------       ------       ------       ------       ------

Emerging Markets                                    21           24           26           27           26           28           50
Global Relationship Banking                        329          324          319          235          212          178          178
Insurance Subsidiaries                             189          191          211          234          225          428          428
                                                ------       ------       ------       ------       ------       ------       ------
  Total Commercial                                 539          539          556          496          463          634          656
                                                ------       ------       ------       ------       ------       ------       ------

Total                                           $  797       $  738       $  816       $  750       $  680       $  847       $  867
                                                ======       ======       ======       ======       ======       ======       ======

ASSETS PENDING DISPOSITION (3)                  $  103       $  104       $  103       $  100       $   95       $   89       $   87
                                                ======       ======       ======       ======       ======       ======       ======


(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
(2) Represents repossessed real estate, carried at lower of cost or collateral value.
(3) Represents consumer residential mortgage loans that have a high probability of foreclosure, carried at lower of cost or collateral value.

MANAGED ASSETS AND INSURANCE INVESTMENTS
(In billions of dollars)

                                                  1Q           2Q           3Q           4Q           1Q           2Q           3Q
                                                 1998         1998         1998         1998         1999         1999         1999
                                                ------       ------       ------       ------       ------       ------       ------
SSB Citi Asset Management Group                 $280.7       $291.5       $294.0       $327.0       $338.2       $347.4       $351.4
SSB - Financial Consultant
  managed accounts                                13.3         14.3         13.8         16.5         18.6         20.2         21.4
Travelers Life and Annuity                        25.2         24.3         25.7         26.0         26.6         27.3         27.5
                                                ------       ------       ------       ------       ------       ------       ------
  Total assets managed for
    third parties                                319.2        330.1        333.5        369.5        383.4        394.9        400.3

Consulting Group externally
  managed assets                                  67.1         69.3         63.9         71.9         73.1         76.8         74.6
Other investments held by
  Insurance companies                             37.1         38.2         40.1         37.6         39.0         39.3         38.6
                                                ------       ------       ------       ------       ------       ------       ------
  Total managed assets and
    insurance investments                       $423.4       $437.6       $437.5       $479.0       $495.5       $511.0       $513.5
                                                ======       ======       ======       ======       ======       ======       ======

                                                                 citigroup[LOGO]

CITICORP SUPPLEMENTAL DATA
(In millions of dollars)

                                                               1Q          2Q          3Q           4Q           1Q          2Q
                                                              1998        1998        1998         1998         1999        1999
                                                            -------     -------     -------      -------      -------     -------
NET INTEREST REVENUE STATISTICS
(taxable equivalent basis)
Net Interest Revenue                                        $ 3,111     $ 3,273     $ 3,400      $ 3,583      $ 3,587     $ 3,651
Effect of Credit Card Securitization Activity                   642         913         956        1,042        1,084       1,020
                                                            -------     -------     -------      -------      -------     -------
    Total Adjusted                                          $ 3,753     $ 4,186     $ 4,356      $ 4,625      $ 4,671     $ 4,671
                                                            =======     =======     =======      =======      =======     =======

Average Interest Earning Assets (in billions of dollars)    $ 277.6     $ 288.9     $ 292.4      $ 299.7      $ 300.8     $ 304.4
Effect of Credit Card Securitization Activity                  27.6        37.0        40.2         41.5         44.3        46.7
                                                            -------     -------     -------      -------      -------     -------
    Total Adjusted                                          $ 305.2     $ 325.9     $ 332.6      $ 341.2      $ 345.1     $ 351.1
                                                            =======     =======     =======      =======      =======     =======

Net Interest Margin (%)                                        4.54%       4.54%       4.61%        4.74%        4.84%       4.81%
Effect of Credit Card Securitization Activity                  0.45%       0.61%       0.59%        0.64%        0.65%       0.53%
                                                            -------     -------     -------      -------      -------     -------
    Total Adjusted                                             4.99%       5.15%       5.20%        5.38%        5.49%       5.34%
                                                            =======     =======     =======      =======      =======     =======

TRADING RELATED REVENUES
By Business Sector:
Global Corporate:
    Emerging Markets                                        $   271     $   259     $   234      $   174      $   301     $   221
    Global Relationship Banking                                 383         357          63          310          448         285
                                                            -------     -------     -------      -------      -------     -------
        Total Global Corporate                                  654         616         297          484          749         506
Global Consumer and Other                                        74         114          95          101          123          94
                                                            -------     -------     -------      -------      -------     -------
    Total                                                   $   728     $   730     $   392      $   585      $   872     $   600
                                                            =======     =======     =======      =======      =======     =======

By Trading Activity:
Foreign Exchange                                            $   412     $   425     $   403      $   373      $   430     $   308
Derivative                                                      196         182          94          223          303         192
Fixed Income                                                     70          31         (30)         (11)          32          21
Other                                                            50          92         (75)          --          107          79
                                                            -------     -------     -------      -------      -------     -------
    Total                                                   $   728     $   730     $   392      $   585      $   872     $   600
                                                            =======     =======     =======      =======      =======     =======

By Income Statement Line:
Foreign Exchange                                            $   349     $   465     $   474      $   340      $   488     $   368
Trading Account                                                 236          98        (159)          90          304         138
Other                                                           143         167          77          155           80          94
                                                            -------     -------     -------      -------      -------     -------
    Total                                                   $   728     $   730     $   392      $   585      $   872     $   600
                                                            =======     =======     =======      =======      =======     =======

                                                                           YTD        YTD
                                                               3Q          3Q          3Q
                                                              1999        1998        1999
                                                            -------     -------     -------
NET INTEREST REVENUE STATISTICS
(taxable equivalent basis)
Net Interest Revenue                                        $ 3,660     $ 9,784     $10,898
Effect of Credit Card Securitization Activity                 1,043       2,511       3,147
                                                            -------     -------     -------
    Total Adjusted                                          $ 4,703     $12,295     $14,045
                                                            =======     =======     =======

Average Interest Earning Assets (in billions of dollars)    $ 307.9     $ 286.3     $ 304.4
Effect of Credit Card Securitization Activity                  47.9        34.9        46.3
                                                            -------     -------     -------
    Total Adjusted                                          $ 355.8     $ 321.2     $ 350.7
                                                            =======     =======     =======

Net Interest Margin (%)                                        4.72%       4.57%       4.79%
Effect of Credit Card Securitization Activity                  0.52%       0.55%       0.56%
                                                            -------     -------     -------
    Total Adjusted                                             5.24%       5.12%       5.35%
                                                            =======     =======     =======

TRADING RELATED REVENUES
By Business Sector:
Global Corporate:
    Emerging Markets                                        $   245     $   764     $   767
    Global Relationship Banking                                 313         803       1,046
                                                            -------     -------     -------
        Total Global Corporate                                  558       1,567       1,813
Global Consumer and Other                                       127         283         344
                                                            -------     -------     -------
    Total                                                   $   685     $ 1,850     $ 2,157
                                                            =======     =======     =======

By Trading Activity:
Foreign Exchange                                            $   394     $ 1,240     $ 1,132
Derivative                                                      197         472         692
Fixed Income                                                     31          71          84
Other                                                            63          67         249
                                                            -------     -------     -------
    Total                                                   $   685     $ 1,850     $ 2,157
                                                            =======     =======     =======

By Income Statement Line:
Foreign Exchange                                            $   358     $ 1,288     $ 1,214
Trading Account                                                 252         175         694
Other                                                            75         387         249
                                                            -------     -------     -------
    Total                                                   $   685     $ 1,850     $ 2,157
                                                            =======     =======     =======

                                                                 citigroup[LOGO]

TRAVELERS PROPERTY CASUALTY CORP. SUPPLEMENTAL DATA
(In millions of dollars)

                                                                     1Q             2Q             3Q           4Q           1Q
                                                                    1998           1998           1998         1998         1999
                                                                  ---------      ---------      ---------    ---------    ---------
GAAP Consolidated Statement of Operations
Revenues:
    Premiums                                                      $ 1,898.2      $ 1,902.8      $ 1,974.9    $ 2,020.2    $ 1,964.8
    Net investment income                                             508.3          519.3          501.4        571.0        503.2
    Fee income                                                         82.0           76.9           74.2         72.7         66.5
    Realized investment gains (losses)                                 66.4            9.6           32.7         34.8         15.6
    Other revenues                                                     39.3           23.6           17.2         25.6         22.5
                                                                  ---------      ---------      ---------    ---------    ---------
       Total revenues                                               2,594.2        2,532.2        2,600.4      2,724.3      2,572.6
                                                                  ---------      ---------      ---------    ---------    ---------
Claims and expenses:
    Claims and claim adjustment expenses*                           1,427.9        1,430.8        1,517.7      1,529.4      1,449.1
    Policyholder dividends                                             13.0           13.2           13.3          1.9         10.4
    Amortization of deferred acquisition costs                        285.9          303.7          304.7        302.2        314.6
    Interest expense                                                   41.0           40.4           39.9         39.9         39.9
    General and administrative expenses                               340.5          318.0          300.1        350.3        307.9
                                                                  ---------      ---------      ---------    ---------    ---------
       Total claims and expenses                                    2,108.3        2,106.1        2,175.7      2,223.7      2,121.9
                                                                  ---------      ---------      ---------    ---------    ---------
Income before federal income taxes and cumulative
    effect of changes in accounting principles                        485.9          426.1          424.7        500.6        450.7
Federal income taxes                                                  138.8          113.6          109.4        132.7        117.1
                                                                  ---------      ---------      ---------    ---------    ---------
Income before cumulative effect of changes in
    accounting principles                                             347.1          312.5          315.3        367.9        333.6
Cumulative effect of change in accounting for insurance-
    related assessments, net of tax                                      --             --             --           --       (160.5)
Cumulative effect of change in accounting for insurance and
    reinsurance contracts that do not transfer insurance risk,
    net of tax                                                           --             --             --           --         27.4
                                                                  ---------      ---------      ---------    ---------    ---------
Net income**                                                      $   347.1      $   312.5      $   315.3    $   367.9    $   200.5
                                                                  =========      =========      =========    =========    =========

    *  Includes pre-tax:
       Catastrophe losses, net of reinsurance                     $    13.2      $    36.2      $    56.5    $      --    $    12.5
       Asbestos and environmental losses                          $    31.0      $    30.0      $    28.0    $    27.0    $    29.0
    ** Includes, net of taxes:
       Net investment income                                      $   364.8      $   375.5      $   366.1    $   412.2    $   368.9
       Realized investment gains (losses)                         $    43.2      $     6.2      $    21.3    $    22.5    $    10.1

Statutory underwriting
Net written premiums (1)                                          $ 2,017.8      $ 1,994.7      $ 2,076.9    $ 2,014.2    $ 2,097.4

Net earned premiums                                               $ 1,897.0      $ 1,896.1      $ 1,974.9    $ 2,020.2    $ 1,964.8
Losses and loss adjustment expenses (2)                             1,383.2        1,387.7        1,477.5      1,480.4      1,411.8
Other underwriting expenses                                           572.0          587.7          585.2        575.2        587.7
                                                                  ---------      ---------      ---------    ---------    ---------
    Statutory underwriting loss                                       (58.2)         (79.3)         (87.8)       (35.4)       (34.7)
Policyholder dividends                                                 13.0           13.2           13.3          1.9         10.4
                                                                  =========      =========      =========    =========    =========
    Statutory underwriting loss after policyholder
       dividends                                                  $   (71.2)     $   (92.5)     $  (101.1)   $   (37.3)   $   (45.1)
                                                                  =========      =========      =========    =========    =========

Reserves for losses and loss adjustment expenses                  $21,323.2      $21,141.8      $20,958.4    $20,726.7    $20,660.1
Decrease in reserves (3)                                          $   (73.0)     $  (181.4)     $  (183.4)   $  (231.7)   $   (66.6)
Statutory surplus                                                 $ 6,409.1      $ 6,640.4      $ 6,754.3    $ 7,079.1    $ 7,260.0
Net written premiums/surplus (4)                                     1.21:1         1.18:1         1.18:1       1.14:1       1.13:1

Statutory combined ratio: (1), (2), (5), (6)
Loss and loss adjustment expense ratio                                 72.9%          73.2%          74.8%        73.3%        71.9%
Other underwriting expense ratio                                       28.3%          29.5%          28.2%        28.6%        28.0%
                                                                  =========      =========      =========    =========    =========
    Combined ratio                                                    101.2%         102.7%         103.0%       101.9%        99.9%
                                                                  =========      =========      =========    =========    =========

                                                                                                 3Q 1999 vs.      YTD
                                                                     2Q             3Q       3Q 1998 Increase/    3Q
                                                                    1999           1999          (Decrease)      1998
                                                                  ---------      ---------       ---------     ---------
GAAP Consolidated Statement of Operations
Revenues:
    Premiums                                                      $ 2,005.9      $ 2,025.8           3%        $ 5,775.9
    Net investment income                                             509.5          523.5           4%          1,529.0
    Fee income                                                         67.9           69.3          (7%)           233.1
    Realized investment gains (losses)                                 31.6          (16.8)       (151%)           108.7
    Other revenues                                                     19.9           16.3          (5%)            80.1
                                                                  ---------      ---------                     ---------
       Total revenues                                               2,634.8        2,618.1           1%          7,726.8
                                                                  ---------      ---------                     ---------
Claims and expenses:
    Claims and claim adjustment expenses*                           1,492.3        1,576.4           4%          4,376.4
    Policyholder dividends                                              8.1           14.4           8%             39.5
    Amortization of deferred acquisition costs                        310.9          325.3           7%            894.3
    Interest expense                                                   39.9           38.7          (3%)           121.3
    General and administrative expenses                               303.3          233.6         (22%)           958.6
                                                                  ---------      ---------                     ---------
       Total claims and expenses                                    2,154.5        2,188.4           1%          6,390.1
                                                                  ---------      ---------                     ---------
Income before federal income taxes and cumulative
    effect of changes in accounting principles                        480.3          429.7           1%          1,336.7
Federal income taxes                                                  126.0          109.2          --             361.8
                                                                  ---------      ---------                     ---------
Income before cumulative effect of changes in
    accounting principles                                             354.3          320.5           2%            974.9
Cumulative effect of change in accounting for insurance-
    related assessments, net of tax                                      --             --          NM                --
Cumulative effect of change in accounting for insurance and
    reinsurance contracts that do not transfer insurance risk,
    net of tax                                                           --             --          NM                --
                                                                  ---------      ---------                     ---------
Net income**                                                      $   354.3      $   320.5           2%        $   974.9
                                                                  =========      =========                     =========

    *  Includes pre-tax:
       Catastrophe losses, net of reinsurance                     $    51.0      $   100.8          78%        $   105.9
       Asbestos and environmental losses                          $    29.0      $    28.0          --         $    89.0
    ** Includes, net of taxes:
       Net investment income                                      $   373.4      $   382.0           4%        $ 1,106.4
       Realized investment gains (losses)                         $    20.5      $   (11.1)       (152%)       $    70.7

Statutory underwriting
Net written premiums (1)                                          $ 2,045.6      $ 2,084.2          --         $ 6,089.4

Net earned premiums                                               $ 2,005.9      $ 2,025.8           3%        $ 5,768.0
Losses and loss adjustment expenses (2)                             1,454.3        1,631.5          10%          4,248.4
Other underwriting expenses                                           576.3          608.5           4%          1,744.9
                                                                  ---------      ---------                     ---------
    Statutory underwriting loss                                       (24.7)        (214.2)        144%           (225.3)
Policyholder dividends                                                  8.1           14.4           8%             39.5
                                                                  =========      =========                     =========
    Statutory underwriting loss after policyholder
       dividends                                                  $   (32.8)     $  (228.6)        126%        $  (264.8)
                                                                  =========      =========                     =========

Reserves for losses and loss adjustment expenses                  $20,445.6      $20,199.2          (4%)       $20,958.4
Decrease in reserves (3)                                          $  (214.5)     $  (246.4)         34%        $  (437.8)
Statutory surplus                                                 $ 7,493.1      $ 7,166.0           6%        $ 6,754.3
Net written premiums/surplus (4)                                     1.10:1         1.15:1                        1.18:1

Statutory combined ratio: (1), (2), (5), (6)
Loss and loss adjustment expense ratio                                 72.5%          80.5%                         73.7%
Other underwriting expense ratio                                       28.2%          29.2%                         28.7%
                                                                  =========      =========                     =========
    Combined ratio                                                    100.7%         109.7%                        102.4%
                                                                  =========      =========                     =========

                                                                    YTD          YTD 3Q 1999 vs.
                                                                    3Q        YTD 3Q 1998 Increase/
                                                                   1999            (Decrease)
                                                                 ---------         ---------
GAAP Consolidated Statement of Operations
Revenues:
    Premiums                                                     $ 5,996.5            4%
    Net investment income                                          1,536.2           --
    Fee income                                                       203.7          (13%)
    Realized investment gains (losses)                                30.4          (72%)
    Other revenues                                                    58.7          (27%)
                                                                 ---------
       Total revenues                                              7,825.5            1%
                                                                 ---------
Claims and expenses:
    Claims and claim adjustment expenses*                          4,517.8            3%
    Policyholder dividends                                            32.9          (17%)
    Amortization of deferred acquisition costs                       950.8            6%
    Interest expense                                                 118.5           (2%)
    General and administrative expenses                              844.8          (12%)
                                                                 ---------
       Total claims and expenses                                   6,464.8            1%
                                                                 ---------
Income before federal income taxes and cumulative
    effect of changes in accounting principles                     1,360.7            2%
Federal income taxes                                                 352.3           (3%)
                                                                 ---------
Income before cumulative effect of changes in
    accounting principles                                          1,008.4            3%
Cumulative effect of change in accounting for insurance-
    related assessments, net of tax                                 (160.5)          NM
Cumulative effect of change in accounting for insurance and
    reinsurance contracts that do not transfer insurance risk,
    net of tax                                                        27.4           NM
                                                                 ---------
Net income**                                                     $   875.3          (10%)
                                                                 =========

    *  Includes pre-tax:
       Catastrophe losses, net of reinsurance                    $   164.3           55%
       Asbestos and environmental losses                         $    86.0           (3%)
    ** Includes, net of taxes:
       Net investment income                                     $ 1,124.3            2%
       Realized investment gains (losses)                        $    19.5          (72%)

Statutory underwriting
Net written premiums (1)                                         $ 6,227.2            2%

Net earned premiums                                              $ 5,996.5            4%
Losses and loss adjustment expenses (2)                            4,497.6            6%
Other underwriting expenses                                        1,772.5            2%
                                                                 ---------
    Statutory underwriting loss                                     (273.6)          21%
Policyholder dividends                                                32.9          (17%)
                                                                 ---------
    Statutory underwriting loss after policyholder
       dividends                                                 $  (306.5)         (16%)
                                                                 =========

Reserves for losses and loss adjustment expenses                 $20,199.2           (4%)
Decrease in reserves (3)                                         $  (527.5)          20%
Statutory surplus                                                $ 7,166.0            6%
Net written premiums/surplus (4)                                    1.15:1

Statutory combined ratio: (1), (2), (5), (6)
Loss and loss adjustment expense ratio                                75.0%
Other underwriting expense ratio                                      28.5%
                                                                 =========
    Combined ratio                                                   103.5%
                                                                 =========

(1) The 1999 first quarter and nine month net written premiums include an increase of $71.7 million due to an adjustment associated with a reinsurance transaction.
(2) The 1999 third quarter and nine months include the effects of a settlement of an asbestos liability, which increased losses and loss adjustment expenses, for statutory purposes only, by $105.2 million.
(3) Payments on environmental and cumulative injury claims incurred in prior years are reflected as a decrease in reserves. Such payments do not have any impact on reported GAAP earnings.
(4)   Based on 12 month rolling net written premiums.
(5)   Before policyholder dividends.
(6) Excluding the transactions discussed in footnotes (1) and (2) above, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio and combined ratio for the 1999 first quarter were 71.9%, 27.7% and 99.6%, respectively, and for the 1999 third quarter were 75.3%, 29.2% and 104.5%, respectively, and for the 1999 nine months were 73.2%, 28.4% and 101.6%, respectively.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 19, 1999                       CITIGROUP INC.


                                              By:    /s/ Roger W. Trupin
                                                 -------------------------------
                                              Name:  Roger W. Trupin
                                              Title: Controller